UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)
___________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 8, 2025
Dear Stockholders,

We are very pleased to invite you to the virtual 2025 Annual Meeting of Stockholders of Acacia Research Corporation, which will be held on Thursday, May 15, 2025, at 11:30 a.m., Eastern Time. The Annual Meeting will be held virtually via webcast at www.virtualshareholdermeeting.com/ACTG2025.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or by completing, signing, and returning by mail the enclosed proxy card, even if you plan to attend the virtual Annual Meeting.

As a representative of your Board of Directors, it is my pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.

Very truly yours,

/s/ Gavin Molinelli
Gavin Molinelli
Chairman of the Board of Directors

The proxy materials related to the Annual Meeting are first being mailed on or about April 9, 2025.
If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 THIRD AVENUE, 6th FLOOR
NEW YORK, NY 10017
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2025

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation (the “Company”) will be held on Thursday, May 15, 2025, at 11:30 a.m., Eastern Time, via a live webcast, which can be accessed by visiting www.virtualshareholdermeeting.com/ACTG2025.

To access the virtual Annual Meeting, you will need a 16-digit control number. The control number is provided on your proxy card or through your broker or other nominee if you hold your shares in “street name.”

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

We are holding the Annual Meeting to consider and vote on the following proposals, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1	To elect seven directors to serve on our Board of Directors until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement;
4
To approve the adoption of the Company’s Fourth Amended and Restated Certificate of Incorporation to extend the term of stock transfer restrictions that are intended to protect the Company’s ability to utilize its net operating loss carryforwards and make certain non-substantive updates.

5	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2025: The Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at https://www.acaciaresearch.com/proxy-materials and www.proxyvote.com.

Our Board of Directors has established the close of business on March 24, 2025, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the virtual Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the virtual Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card , even if you plan to attend the virtual Annual Meeting. Voting via the internet or telephone or returning your completed proxy will ensure your representation at the virtual Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the virtual Annual Meeting if your shares are held directly in your name as the stockholder of record or you have a 16-digit control number from your broker, bank or other nominee.

Sincerely,

/s/ Jennifer Graff
Jennifer Graff
Secretary
New York, New York
April 8, 2025

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 Third Avenue, 6th Floor, New York, NY 10017
_______________________________
PROXY STATEMENT
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2025
_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” “Acacia” and the “Company”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 15, 2025, at 11:30 a.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held via a live webcast, which can be accessed visiting www.virtualshareholdermeeting.com/ACTG2025, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.

Please refer to the section of this Proxy Statement entitled “Questions and Answers Regarding the Annual Meeting” for additional information regarding how to attend the virtual Annual Meeting and vote your shares.

Only stockholders of record at the close of business on March 24, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K"), including audited financial statements, were mailed on or about April 9, 2025, to all stockholders entitled to receive notice of and vote at the Annual Meeting. In addition, these proxy solicitation materials and our Annual Report on Form 10-K, are available at https://www.acaciaresearch.com/proxy-materials and www.proxyvote.com.

Meet Our Board

Qualifications of Our Board

Our Board nominees are comprised of actively engaged individuals with diverse skills, experiences and backgrounds that we believe will contribute to the effective oversight of our Company. The Board believes these varied qualifications help to inform and better oversee decisions regarding the Company’s long-term strategic growth.

The presentation below is a high-level summary of our Board’s skills. For further information about each director nominee, please see the section of this Proxy Statement entitled “Proposal No. 1―Nominees for Director―Information Regarding the Director Nominees” below.

Acquisition and Structured Transaction Expertise Breadth and depth of experience in the Company's business
Diverse Characteristics Gender Diversity
Executive Experience Executive experience, including serving as senior executive within a complex organization
Financial Reporting Experience overseeing the presentation of financial results as well as internal controls
Marketing & Media Experience overseeing internal and external communications and engagement with stakeholders
Public Company Experience Experience as a board member of other publicly traded companies
Risk Management Experience overseeing complex risk management matters, including Cybersecurity
Strategic Planning Experience driving the strategic direction and growth of an organization
Board of Directors Committee Structure

	Audit Committee	Compensation Committee	Nominating Governance & Sustainability Committee
Gavin Molinelli
Michelle Felman (Independent)
Isaac T. Kohlberg (Independent)
Martin D. McNulty, Jr.
Maureen O’Connell (Independent)
Geoff Ribar (Independent)
Ajay Sundar
 Committee Chair            Committee Member

Leadership Structure

Our Board believes it is in our Company’s best interests that the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Martin D. McNulty Jr. serving as our Chief Executive Officer and member of the Board. Our Board believes separating these roles promotes effective corporate governance and leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Separately, Maureen O’Connell serves as Lead Independent Director. The Board has determined that this structure is the most effective corporate governance and leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. For more details regarding our leadership structure, please see the section of this Proxy Statement entitled “Proposal No. 1―Board Leadership Structure” below.
Questions and Answers Regarding the Annual Meeting
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.
Q.    When and where will the Annual Meeting be held?

A: You are invited to attend the Annual Meeting on Thursday, May 15, 2025, at 11:30 a.m., Eastern Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ACTG2025. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the questions titled “How can I vote my shares at the Annual Meeting?” and “How can I vote my shares without attending the Annual Meeting?” for information on obtaining your 16-digit control number.

An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K.
Q.    What are the proposals at the Annual Meeting?

A:	Stockholders will consider and vote by internet, mail, telephone, or virtually at the Annual Meeting, upon the following matters:

•
Proposal No. 1: To elect seven directors to serve on our Board until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or until their respective successors are duly elected and qualified (which we also refer to as the “Director Election Proposal”);

•
Proposal No. 2: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (which we also refer to as the “Auditors Ratification Proposal”);

•
Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement (which we also refer to as the “Say-on-Pay Proposal”); and

•
Proposal No. 4: To approve the adoption of the Company’s Fourth Amended and Restated Certificate of Incorporation to extend the term of existing stock transfer restrictions that are intended to protect the Company’s ability to utilize its net operating loss carryforwards and make certain non-substantive updates (which we also refer to as the “Charter Amendment Proposal”).

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q.How does the Board of Directors recommend that I vote on the proposals?
A:The Board recommends that our stockholders vote “FOR” each of the director nominees in Proposal No.1 and “FOR” each of Proposals No.2, No. 3, and No.4 by voting via the internet or by telephone or using the enclosed proxy card.
Q:What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Annual Meeting?
A: Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote electronically via live webcast at the Annual Meeting. You may vote in advance via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card, as described in further detail below. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the virtual Annual Meeting. However, because you are not the Stockholder of Record, you may not vote these shares at the virtual Annual Meeting unless you obtain a 16-digit control number yourself or obtain a 16-digit control number from your broker, bank, or other nominee. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q.How can I vote my shares at the Annual Meeting?
A:Shares held directly in your name as the Stockholder of Record may be voted by internet, mail, telephone, or at the Annual Meeting virtually by live webcast. To vote at the Annual Meeting virtually by live webcast you must visit the following website: www.virtualshareholdermeeting.com/ACTG2025. You will need the 16-digit control number included on your proxy card. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you obtain a 16-digit control number yourself or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How can I vote my shares without attending the Annual Meeting?
A:Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting.
Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.
To vote by internet, you will need the 16-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 14, 2025 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the enclosed proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 14, 2025 by calling 1 (800) 690-6903 and following the instructions.
To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on May 14, 2025.
Beneficial Owner. If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.
Q.How can I submit a question at the Annual Meeting?
A:This year’s question and answer session for stockholders will include questions submitted live during the virtual Annual Meeting.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/ACTG2025. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Q.What if I need technical assistance?
A.We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on May 15, 2025. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Q.Can I change my vote or revoke my proxy?
A:Stockholder of Record: If you are the Stockholder of Record, you may change or revoke your proxy in any one of four ways:
•You may vote again by internet or by telephone at a later time (prior to the deadline for internet or telephone voting);
•You may submit a properly completed proxy card with a later date (prior to the deadline to vote by mail);
•You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, New York 10017, Attention: Secretary; or
•You may attend the virtual Annual Meeting and vote electronically via live webcast. However, attending the virtual Annual Meeting will not, by itself, revoke your proxy or change your vote.
Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee or you may attend the virtual Annual Meeting and vote electronically via live webcast by obtaining a 16-digit control number from your broker, bank, or other nominee.
If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.
Q.Who will count the votes?
A:A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.
Q.What does it mean if I get more than one proxy card or voting instruction form?
A:    Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided or vote by internet or by telephone using the 16-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.
Q.Who is entitled to vote at the Annual Meeting?
A:Only Stockholders of Record on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you obtain a 16-digit control number yourself or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How many shares am I entitled to vote?
A:As a Stockholder of Record, you may vote all of the shares owned by you as of the Record Date. If you are a Beneficial Owner of your shares, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account as of the Record Date.
Q.How many votes may be cast?
A:Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. As of the Record Date, 96,086,040 shares of our common stock were issued and outstanding and eligible to vote at the Annual Meeting.
Q.What constitutes a “quorum” at the Annual Meeting?
A.The presence at the Annual Meeting, in person (even if not voting) or by proxy, of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote at the meeting as of the Record Date will constitute a “quorum.” Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.
Q.What vote is required to elect the directors and approve each of the other proposals?
A.The election of each director in connection with the Director Election Proposal, in an uncontested election of directors, requires that a nominee for director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal. A “majority of votes cast” means that the number of shares cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that director nominee. Virtual attendance at the Annual Meeting constitutes presence in person.
The approval of each of the Auditors Ratification Proposal and Say-on-Pay Proposal require the affirmative vote of the holders of a majority of the shares of our capital stock present in person or by proxy at the Annual Meeting and entitled to vote on these proposals. Virtual attendance at the Annual Meeting constitutes presence in person.
The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote on this proposal.
Q:What is the effect of an abstention on a particular proposal?
A:Shares held by persons attending the virtual Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present at the virtual Annual Meeting for purposes of determining the presence of a quorum but will “abstain” from voting on such proposal.

For the Director Election Proposal, abstentions are not counted as votes “FOR” or “AGAINST” a director nominee and will have no effect in determining the outcome of the election of directors.
For each of the other proposals, abstentions will have the same effect as a vote “AGAINST” such proposal.

Q:What is the effect of a broker non-vote on a particular proposal?
A:A broker non-vote occurs when a bank, broker or other nominee holding shares for a Beneficial Owner has not received instructions from the Beneficial Owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

Each of the Director Election Proposal, Say-on-Pay Proposal and Charter Amendment Proposal is considered a non-routine matter. A bank, broker or other nominee may not vote on these proposals without instructions from the Beneficial Owner. As a result, there may be broker non-votes in connection with these proposals. Broker non-votes, if any, will have no effect on the result of the vote on the Director Election Proposal and the Say-on-Pay Proposal, but broker non-votes, if any, will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

The Auditors Ratification Proposal is considered a routine matter on which a bank, broker or other nominee may generally vote without instructions from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal.
Q.How will voting on any other matters be conducted?
A:Although we do not know of any matters to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Annual Meeting, your properly submitted proxy gives authority to the proxy holders, Jennifer Graff, Robert Rasamny and Jason Soncini, to vote on such matters at their discretion. Additionally, in the event that any of the director nominees named herein becomes unable to serve, or for good cause will not serve, the proxy holders will vote for such other nominees as may be designated by the Board.
Q.Who are the largest principal stockholders?
A:For information regarding holders of more than 5% of the outstanding shares of our common stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.
Q.Who will bear the cost of this solicitation?
A:We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, by email or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $10,000 plus phone and other related expenses, in connection with their solicitation services.
Q.Where can I find the voting results of the Annual Meeting?
A:We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the "SEC") within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
Q.Who can answer my questions?
A:Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope promptly or vote by internet or telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares, or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K, as well as in other filings we make with the SEC from time to time. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could materially differ from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:

TO ELECT SEVEN DIRECTORS TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED
General

Our Bylaws provide that the number of directors shall be set by the Board, but in any case, shall not be less than five and not more than nine. The Board has set the current number of directors at seven. We currently have seven members of our Board and no vacancies. At each Annual Meeting of Stockholders, the successors of each of our directors are elected to hold office for a term expiring at the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The Board, on the recommendation of our Nominating, Governance and Sustainability Committee, has nominated Gavin Molinelli, Michelle Felman, Isaac T. Kohlberg, Martin D. McNulty, Jr., Maureen O'Connell, Geoff Ribar and Ajay Sundar for election or reelection at the Annual Meeting to serve as directors for a term of office expiring at our 2026 Annual Meeting. Each of the director nominees is currently a member of the Board and has been nominated for reelection.

Each of the nominees above has agreed to serve on the Board if elected, and management has no reason to believe that any of them will be unavailable for service. If any of them are unable to serve, or for good cause will not serve, as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the Board.
Majority Vote Standard

In uncontested elections such as this one, our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal, such that a director may be elected if the number of shares cast “FOR” that nominee's election exceeds the number of votes cast “AGAINST” that nominee. In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.

In accordance with our Bylaws, and in uncontested elections such as this one, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating, Governance and Sustainability Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to these requirements shall not participate in the Nominating, Governance and Sustainability Committee’s recommendation or Board action regarding whether to accept the resignation offer.
Required Vote

If a quorum is present, each nominee for director for whom the number of shares cast “FOR” such nominee's election exceeds the number of votes cast “AGAINST” that nominee will be elected to the Board. This proposal is considered a non-routine matter. As a result, a bank, broker, or other nominee may not vote without instructions from the Beneficial Owner on this matter and there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal. Abstentions will have no effect on this proposal.
Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES NAMED HEREIN.

Nominees for Director

The following table sets forth information as to the persons recommended by our Nominating, Governance and Sustainability Committee, and nominated by our Board, to be elected or re-elected as directors.

Name	Age	Director Since	Positions with the Company
Gavin Molinelli	41	2022	Chairman & Director
Michelle Felman+^	62	2024	Director
Isaac T. Kohlberg*+^	73	2019	Director
Martin D. McNulty, Jr.	47	2024	Director & Chief Executive Officer
Maureen O'Connell*+	63	2019	Lead Independent Director
Geoff Ribar*^	66	2023	Director
Ajay Sundar	33	2024	Director
____________________
*    Member of the Audit Committee
+    Member of the Compensation Committee
^    Member of the Nominating, Governance and Sustainability Committee
Directors are to be elected at the Annual Meeting. Biographical information regarding the nominees for election or reelection as a director is set forth below.
Information Regarding the Director Nominees

Gavin T. Molinelli has served as Chairman of the Board and a director since October 2022. Currently, Mr. Molinelli is a Senior Partner and Co-Portfolio Manager of Starboard Value LP (together with certain funds and accounts affiliated with, or managed by, Starboard Value LP, “Starboard”), a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies and the Company’s controlling shareholder. Prior to Starboard’s formation in 2011, Mr. Molinelli was a Director and an Investment Analyst at Ramius LLC for the funds that comprised the Value and Opportunity investment platform. Prior to joining Ramius LLC in October 2006, Mr. Molinelli was a member of the Technology Investment Banking group at Banc of America Securities LLC. In March 2025, Mr. Molinelli was appointed to the board of directors of Algonquin Power & Utilities Corp. (TSX/NYSE: AQN), a diversified international generation, transmission, and distribution utility, subject to approval by the Federal Energy Regulatory Commission. Mr. Molinelli previously served on the Board of Directors of each of Forest City Realty Trust, Inc. (formerly NYSE: FCEA), a real estate investment trust, from April 2018 until its acquisition by Brookfield Asset Management Inc. (NYSE: BAM) in December 2018, Depomed, Inc. (n/k/a Assertio Therapeutics, Inc. (NASDAQ: ASRT)), a specialty pharmaceutical company, from March 2017 to August 2017 and Wausau Paper Corp. (formerly NYSE: WPP), a then leading provider of away from home towel and tissue products, from July 2014 until it was acquired by SCA Tissue North America LLC in January 2016. Mr. Molinelli also previously served on the Board of Directors of Actel Corporation (formerly NASDAQ: ACTL), a semiconductor company. Mr. Molinelli received a B.A. in Economics from Washington and Lee University.

We believe that Mr. Molinelli’s extensive public company board experience and financial expertise, together with his experience serving in various managerial roles make him well qualified to serve on the Board.

Michelle Felman has served as a director since May 2024. Ms. Felman is an accomplished executive with more than 30 years of experience in the financial, real estate and investment industries. Ms. Felman has served on the Board of Directors of Cushman & Wakefield (NYSE: CWK) where she chairs the Nominating and Governance Committee and is a member of the Compensation Committee, since November 2023. Ms. Felman is the founder of JAM Holdings, an investment and advisory firm. Ms. Felman serves on the board of several privately held companies including the Advisory Board of Turner Impact Capital, a for-profit social impact platform that focuses on education, health care and workforce housing. She served on the board of the Cumming Corporation, a global project management company and Reonomy, a real estate technology company. Both companies were sold year-end 2021. In addition, she recently completed her term as an Advisory Director in the real estate group of Investcorp, a leading provider and manager of alternative investment products. Ms. Felman served as a Trustee of The Partners Group (PGHN: SIX), a global private equity firm, where she was Chair of the Investment Oversight Committee as well as a member of both the Audit Committee and the Compensation and Governance Committee. She also served as a Director of Forest City Enterprise (NYSE: FCE) where she was a member of the Compensation Committee, until the sale to Brookfield Asset Management. She served as a Trustee of Choice Properties Real Estate Investment Trust (TSX:CHP), where she was a member of the Compensation, Governance and Nominating Committee, from its IPO in 2013 until May 2018 when it merged with Canadian Real Estate Trust. From 1997-2010, Ms. Felman was the Executive Vice President – Co-Head of Acquisitions and Capital Markets for Vornado Realty Trust (NYSE: VNO), where she oversaw all of the firm's asset and corporate acquisition activity and mezzanine debt activity. She remained a consultant to VNO through December 2012, serving as a board member of LNR Property LLC, the largest special servicer in the United States until the sale to Starwood Capital in 2013. Ms. Felman began her career at Morgan Stanley in the Investment Banking Division after graduating with an M.B.A. from Wharton. She later joined GE Capital as a Managing Director of Business Development, where she acquired billions of dollars in real estate and non-performing loans from the Resolution Trust Corporation (RTC), banks and insurance companies in the United States, Canada, the United Kingdom and France. Ms. Felman served as an adjunct professor at the Wharton School at the University of Pennsylvania from 2010-2014 and served on the Executive Committee of The Zell-Lurie Center for over 10 years. She is a former trustee of Big Brothers Big Sisters of New York. Ms. Felman also served as a judge for the Echoing Green Fellowship Grants. She is currently teaching her eighth year at the Columbia Business School. Ms. Felman received her B.A. from The University of California, Berkeley and her M.B.A. from The Wharton School at The University of Pennsylvania.

We believe that Ms. Felman’s extensive financial background and experience make her well qualified to serve on the Board. In addition, she brings strong corporate governance experience having served on several public and private company boards, among them Cushman & Wakefield and Choice Properties Real Estate Investment Trust.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career in advancing entrepreneurship and innovation and protecting and commercializing IP through corporate deals and startup formation. He has served as a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise, since 2005. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard R&D platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University ("NYU"), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA, Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg served as a Director at Arix Bioscience PLC (LON: ARIX), a biotechnology investment company, from May 2021 through January 2024. Additionally, Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, from February 2017 through March 2021. and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, from February 2015 through May 2020. Mr. Kohlberg also served as a Director of Elicio Therapeutics, a clinical stage biotechnology company, from February 2014 through April 2021. Mr. Kohlberg received his MBA from INSEAD and LLB from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg.

We believe Mr. Kohlberg’s long-term experience in the development of innovations and commercialization makes him well qualified to serve on the Board.

Martin D. McNulty, Jr. has served as a director and the Company’s Chief Executive Officer since February 2024, and as its Chief Operating Officer and Head of M&A since March 2022. He previously served as the Company’s Interim Chief Executive Officer from November 2022 through February 2024. Prior to joining Acacia, Mr. McNulty served as a Managing Director at Starboard Value, and the Chief Executive Officer and a member of the Board of Directors of Starboard Value Acquisition Corp (NASDAQ: SVACU) from June 2020 until the completion of its merger with Cyxtera Technologies Inc. (NASDAQ: CYXT) in February 2021. From September 2013 until May 2020, Mr. McNulty was a Managing Director at Starr Investment Holdings LLC, an investment adviser investing in software and tech-enabled services businesses, where he was responsible for identifying, evaluating, executing, and managing control-oriented private investments. Mr. McNulty previously served as Vice President at Metalmark Capital Holdings, LLC, a growth equity investment firm providing capital and strategic support to business owners and executives, and Vice President at Citigroup

Venture Capital Ltd., a US based private equity firm. Mr. McNulty holds a B.B.A. in Finance and Accounting from the University of Iowa Tippie College of Business.

We believe that Mr. McNulty’s extensive financial background and leadership, business and acquisition experience makes him well qualified to serve on the Board.

Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and NASDAQ. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. Ms. O’Connell was appointed to the Board of REV Group, Inc. (NYSE: REVG) in August 2023 where she currently serves as chair of the Audit Committee. Ms. O’Connell was also appointed to the board of Northwest Healthcare Properties REIT (TSX: NWHUF) in May 2023 and currently serves as chair of the Audit Committee. Ms. O’Connell was appointed to the Board of Arix Bioscience PLC, a life sciences investment company, in May 2021 and served as a director until January 2024 and Ms. O’Connell served on the board of Harte Hanks (NASDAQ: HHS) from June 2018 to August 2020. Ms. O’Connell was also a member of the Audit Committee and Compensation Committee of Harte Hanks. Ms. O’Connell served on the board of Sucampo Pharmaceuticals Inc. (NASDAQ: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair. Ms. O’Connell is a NACD certified Director and received a Carnegie Melon Cybersecurity Oversight certificate in March 2023.

We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her qualified to serve on the Board.

Geoff Ribar has served as a director since May 2023. Mr. Ribar currently serves as a director of MACOM Technology Solutions Holdings, Inc., a designer and manufacturer of semiconductor products for Telecommunications, Industrial and Defense and Data Center industries, a position he has held since March 2017, and as a director of Everspin Technologies, Inc., a developer and manufacturer of discrete and embedded Magnetoresistive RAM (MRAM) and Spin-transfer Torque MRAM (STT-MRAM) technologies, a position he has held since March 2017. Previously Mr. Ribar served as a director of Aquantia Corp., a provider of high-speed communications integrated circuits for Ethernet connectivity, from September 2017 until its acquisition by Marvell Technology in September 2019. Mr. Ribar served as Senior Vice President and Chief Financial Officer of Cadence Design Systems, Inc. (“Cadence”), a provider of system design tools, software, intellectual property and services, from November 2010 to September 2017, and acted as a senior advisor to Cadence until his retirement in March 2018. Previously, he served as Chief Financial Officer for a number of semiconductor companies, including Telegent Systems, Inc., SiRF Technology, Inc., Asyst Technology, Inc., Matrix Semiconductor, Inc. and nVidia Corporation. He received his B.S. degree in chemistry and an M.B.A. from the University of Michigan.

We believe that Mr. Ribar’s significant financial and accounting expertise gained from his experience as a chief financial officer, as well as his extensive public company board experience make him well qualified to serve on the Board.

Ajay Sundar has served as a director since February 2024. Mr. Sundar is a Managing Director at Starboard Value. Prior to joining Starboard Value in August 2015, Mr. Sundar was an Investment Banking Analyst in Consumer & Retail Group at Citigroup in New York. Mr. Sundar received a B.S. in Commerce from the McIntire School of Commerce at the University of Virginia.

We believe that Mr. Sundar’s extensive financial background and investment experience makes him well qualified to serve on the Board.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Kohlberg and Ribar and Mses. Felman and O’Connell, constituting the majority of our current directors, are “independent” as defined in the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”).
Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Mr. McNulty serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective corporate governance and leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Ms. O’Connell serves as Lead Independent Director. The Board has determined that this structure is the most effective corporate governance and leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating, Governance and Sustainability Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.
Risk Oversight

The Board is actively involved in the oversight of risks, including credit, liquidity, operational, legal and regulatory, information technology, cyber security, data privacy and reputational risks that could affect our business. Environmental, social and governance (“ESG”) matters are also risks that the Board considers in its oversight. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its Audit Committee, Nominating, Governance and Sustainability Committee and Compensation Committee. For example, our Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices, system of disclosure controls and internal controls over financial reporting, information technology and cyber security. Our Nominating, Governance and Sustainability Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate environmental, social and governance principles and practices and by considering risks related to our director nominee evaluation process. Our Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees

The Board held a total of eleven meetings and committees of the Board held a total of ten meetings (as detailed below) during the fiscal year ended December 31, 2024. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and meetings of all committees of the Board on which that director served and, in each case, were held during the period that the director served. The Board has an Audit Committee, a Compensation Committee, and a Nominating, Governance and Sustainability Committee. Charters for the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee may be viewed on our website at https://www.acaciaresearch.com/corporate-governance.

Audit Committee. The Audit Committee currently consists of Ms. O’Connell and Messrs. Kohlberg and Ribar, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2024.
The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm. In July 2024, the Audit Committee established a Disclosure Committee to assist the officers and directors of the Company in their consideration of public disclosures made or to be made by or on behalf of the Company. The Audit Committee oversees the Disclosure Committee.

The Board has determined that Ms. O’Connell is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kohlberg and Mses. Felman and O’Connell, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Kohlberg currently serves as the Chairman of the Compensation Committee. The Compensation Committee held three meetings during the fiscal year ended December 31, 2024.

Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending the compensation package for the chief executive officer to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee see the section of this Proxy Statement entitled “Executive Compensation and Related Information.”

Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee currently consists of Ms. Felman and Messrs. Kohlberg and Ribar, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Ribar currently serves as the Chairman of the Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee held three meetings during the fiscal year ended December 31, 2024. The Nominating, Governance and Sustainability Committee recommended the director nominees to the Board for election at the Annual Meeting. The charter for the Nominating, Governance and Sustainability Committee provides that, among its specific responsibilities, the Nominating, Governance, and Sustainability Committee shall:

•	Make recommendations to the Board about the appointment of directors to committees of the Board; and recommend the selection of chairs of these committees to the Board;

•	Periodically review and evaluate the criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•
Recommend to the Board candidates for election or reelection at each annual meeting of stockholders or nominees for election to fill interim vacancies on the Board and evaluate and recommend to the Board the termination of members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons;

•	Review periodically and make recommendations to the Board regarding the Company’s succession plans for the Board;

•
Annually review the Company’s corporate governance processes, and its governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•	Evaluate the composition, size, tenure, organization and governance of the Board and its committees and take steps and make recommendations to the Board as necessary;

•
Monitor and oversee the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees;

•	Annually review the Committee’s own performance against the responsibilities outlined in the Charter and as otherwise established by the Board;

•
Administer the Company’s Corporate Governance Guidelines, Corporate Codes of Conduct, the Company’s Prevention of Insider Trading Policy and the Company’s Insider Trading Policy for Company Securities, and annually review and assess the adequacy of such policies and recommend any material proposed changes to the Board;

•
Review periodically with the Company’s Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Evaluate stockholder proposals properly submitted to the Company for consideration at the annual meeting of stockholders and provide appropriate oversight of the handling of such proposals;

•	Oversee the continuing education of Company directors and the orientation of new directors;

•
Monitor and review the overall adequacy of, and provide oversight with respect to, the Company’s ESG strategy, initiatives, policies and systems, which will include receiving periodic reports regarding the Company’s ESG efforts and progress from members of management responsible for implementation and oversight of these strategies, initiatives, policies and systems and adopting and implementing such initiatives, policies and systems as the case may be; and

•	Review and evaluate the Company’s programs, practices and reporting relating to climate-related risks and opportunities.

Director Qualification Standards

There are no specific minimum qualifications that the Nominating, Governance and Sustainability Committee requires a director nominee meet for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating, Governance and Sustainability Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics consistent with our Corporate Governance Guidelines:

•	committed to enhancing long-term stockholder value;

•	a high level of integrity, personal and professional ethics and sound business judgment;

be free of any conflicts of interest which would violate applicable laws, rules, regulations or listing standards, conflict with any of the Company’s corporate governance policies or procedures, or interfere with the proper performance of his or her responsibilities;

•	possess experience, skills and attributes which enhance his or her ability to perform duties on behalf of the Company;

•	have the ability and willingness to devote the necessary time and effort to perform the duties and responsibilities of Board membership;

•	demonstrate an understanding that his or her primary responsibility is to the stockholders of the Company, and that his or her primary goal is to serve the best interests of those stockholders.

In addition, our Corporate Governance Guidelines provide that the Nominating, Governance and Sustainability Committee may, in identifying prospective director candidates, consider all facts and circumstances, including among other things, the skills of the prospective director candidate, his or her diversity of business experience or other background characteristics, his or her independence, and the particular needs of the Board and the Company. Examples of this include management experience, financial expertise and educational background. The Nominating, Governance and Sustainability Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. The Nominating, Governance and Sustainability Committee also abides by the Company’s equal opportunity and non-discrimination policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, creed, religion, national origin, ancestry, citizenship status, age, sex or gender, gender identity or gender expression (including transgender status), sexual orientation, marital status, military service and veteran status, physical or mental disability, or genetic information, or any other status protected by law.

Diverse Characteristics:
Gender diversity, sexual orientation diversity and international diversity.

We are continuously working to cultivate an inclusive working environment and believe the diversity of our Board promotes innovation and vigorous deliberation as mentioned above.

The Nominating, Governance and Sustainability Committee will consider candidates for director recommended by any stockholder provided that such recommendation is properly submitted. The Nominating, Governance and Sustainability Committee has the following policy with regard to the consideration of any director candidates recommended by a stockholder:

•A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Corporate Secretary in the manner described under “Stockholder Proposals for the 2026 Annual Meeting” and in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

•The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

Further, the following information must be provided to the Company with the written nomination:

•as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age and business address, (2) the principal occupation or employment of such person (present and for the past five years), (3) the class and number of shares of capital stock of the Company which are owned beneficially and of record by each such nominee, (4) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (and such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected) and (5) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the proposed nominee, and his or her respective affiliates or associates, on the other hand; and

•as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting, will continue to be a stockholder of record of the Company entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at such meeting to propose such business or nomination, (4) a representation that the nominee is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue in question (i) that has not been disclosed to the Company or (ii) that could limit or interfere with such person’s ability to comply, if elected a director of the Company, with such person’s fiduciary duties under applicable law, and (5) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination in accordance with Rule 14a-19 under the Exchange Act.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

The Nominating, Governance and Sustainability Committee considers director candidates that are suggested by members of the Nominating, Governance and Sustainability Committee and the full Board, as well as management and stockholders. The Nominating, Governance and Sustainability Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating, Governance and Sustainability Committee, in its sole discretion. The process by the Nominating, Governance and Sustainability Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating, Governance and Sustainability Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.

Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating, Governance and Sustainability Committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member.

Contractual Rights of Starboard to Designate Nominees.

In 2019, the Board began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interests of the Company’s stockholders. As a result of this strategic review, in November 2019, the Company entered into an agreement with Starboard pursuant to which Starboard made a $35 million strategic investment in the Company’s Series A Preferred Stock.

As part of that investment, the Board granted to Starboard certain rights related to the Company’s corporate governance, under a Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020, by and among the Company and the entities and natural persons set forth on the signature pages thereto (the “Governance Agreement”). Pursuant to the Governance Agreement, the Company agreed to nominate and appoint Jonathan Sagal to the

Board. Subject to certain limitations set forth in the Governance Agreement, during the Governance Period (as defined in the Governance Agreement), the Company agreed that (i) Mr. Sagal would be a member of the Nominating, Governance and Sustainability Committee, and (ii) Starboard had the right to designate two additional director nominees to the Board. Mr. Sagal resigned from the Board on February 13, 2024.

Under the Recapitalization Agreement, dated as of October 30, 2022, between the Company and Starboard (the “Recapitalization Agreement”), the parties agreed that for a period from the date of the Recapitalization Agreement until May 12, 2026 (the “Applicable Period”), the Board will include at least two directors that are independent of, and not affiliates (as defined in Rule 144 under the Securities Act) of Starboard, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition. The parties also agreed that Katharine Wolanyk would continue to serve as a director of the Company until at least May 12, 2024 (Ms. Wolanyk did not stand for reelection at the 2024 Annual Meeting of Stockholders). Additionally, pursuant to the Recapitalization Agreement, the Company appointed Gavin Molinelli as a Board member and as Chair of the Board. The Company and Starboard also agreed that, until the end of the Applicable Period, the number of directors serving on the Board will not exceed 10 members.

The Governance Agreement was terminated in July 2023 upon completion of the transactions contemplated under the Recapitalization Agreement. For more information regarding our relationship with Starboard, see “Certain Relationships and Related Transactions” below.

Codes of Conduct

The corporate Code of Conduct for Employees, Officers and Directors and Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers (together, the “Codes of Conduct”) may be viewed on our website at https://www.acaciaresearch.com/corporate-governance. The corporate Code of Conduct for Employees, Officers and Directors applies to all of our officers, directors and employees. The Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees, Officers and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law. Further, the Company intends to satisfy the disclosure requirement under Item 406 of Regulation S-K regarding amendments to, or waivers from, provisions of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers by posting such information on the Company’s website at the address specified above.

Environmental, Social, and Governance (ESG) Matters

Acacia is committed to ESG matters and being a responsible corporate citizen. We are proud of our contribution to the lives of all the people that we deal with, all over the globe. We consider ESG criteria as a critical element of our risk mitigation and business analysis and investment process and thus we incorporate sustainability into the business decision we make. We build durable, scalable programs and processes and set long-term goals for ESG performance, including in the areas of governance, diversity and inclusion, and the environment.

Approach

Acacia’s priority is to act as responsible stewards of the business for our stockholders and stakeholders, including employees, customers, investors, and the communities where we operate. Our approach to ESG is risk-based and non-concessionary, meaning that we consider ESG criteria as an integral part of the decisions we make and our risk mitigation process without needing to sacrifice business performance over ESG criteria. We do this because we believe that business decisions that are considerate of ESG criteria will result in better risk-adjusted returns over time than those that do not.
•Culture and Human Capital―People and culture are at the core of our business. We have an exceptionally talented team working to implement our unique business plan. Our team comes from disparate and diverse backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. Accordingly, we are committed to maintaining an inclusive team and culture that gives each individual an opportunity to make their greatest individual contribution.

•Diversity and Inclusion―We continue to be dedicated to promoting a culture of diversity and acceptance within our Company and Board and with those we do business with. We aim to recruit, retain, and promote a diverse and talented team of employees and leadership. Acacia believes that all current and prospective employees and partners—regardless of religion, sex, race, national origin, gender identity or expression, sexual orientation, age, or disability—should be welcomed and treated with respect and dignity in the workplace. This diversity and inclusion allow us to function better as a team of innovators and benefit both our stakeholders and communities.

•Safety & Health―We are proud to offer all of our employees comprehensive health care benefits.

•Ethics & Compliance―We maintain Codes of Conduct, which are available on our website, at https://www.acaciaresearch.com/corporate-governance. The Codes of Conduct are the foundation of our high-level commitment to ensuring our officers, directors, and employees act at all times in an honest and ethical manner in connection with their service to the Company.

•Environmental and Sustainability―Our corporate environmental responsibility efforts begin by making decisions and conducting our business in an environmentally sensitive and proactive manner by conserving natural resources, minimizing waste through recycling, and using renewable and cleaner energy sources when possible.

ESG Initiatives

The Nominating, Governance, and Sustainability Committee oversees ESG matters and work under the Six ESG Principles outlined below that were adopted in 2022. The Company’s ESG Advisory Committee aims to provide Company employees with ongoing ESG education and professional development, and the Company continues to work closely with third-party resources and the Board to enhance its ESG efforts.

Six ESG Principles

1.Incorporate ESG considerations into business analysis and actions;
2.Be active corporate leaders and incorporate ESG issues into our policies and practices;
3.Seek appropriate disclosure and assurances on ESG issues by the companies we do business with;
4.Promote acceptance and implementation of these principles within our industry and peers;
5.Work with others to enhance our effectiveness in implementing these principles; and
6.Report on our activities and progress towards implementing sustainable business and social practices

ESG Advisory Committee―The Company maintains an active and engaged internal ESG Advisory Committee to promote, monitor and measure the Company’s commitment and compliance to responsible investment practices. This committee consists of senior level representatives from executive leadership, legal/compliance, and investor relations. The ESG Advisory Committee regularly meets to review and discuss all responsible investment initiatives, goals, and reporting requirements and will endeavor to provide quarterly updates of its work to the Nominating, Governance, and Sustainability Committee.

ESG Education and Professional Development―Acacia has a culture of constant improvement in our ESG efforts supported from the top down. This includes encouraging and sponsoring employee’s efforts to participate in ESG-related networking events and continuing education/certification opportunities.

ESG Collaboration and Resources―Acacia continually assesses and engages with third-party resources to help us evolve our ESG-related initiatives.

Environment

We use technology to lessen our impact on the environment. We migrated from legacy technology to the Cloud and continue to promote paperless solutions for accounts payables, payroll and HR to consistently reduce the number of physical mailings. We are committed to a 100% cloud environment providing an efficient technology footprint. We regularly monitor our environmental activity to assess and minimize our environmental impact. Stockholders are encouraged to review our Corporate ESG Report, which can be found on our website at https://www.acaciaresearch.com/corporate-governance.

Insider Trading Policies

Our Board has adopted a corporate Prevention of Insider Trading Policy related to trading securities generally, which is designed to prevent and detect the misuse of material, non-public information (“MNPI”), and is intended to complement the Company’s Insider Trading Policy related to Company securities already in place. These Insider Trading Policies may be viewed on our website at https://acaciaresearch.com/corporate-governance. The Insider Trading Policies apply to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions and are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards.

Insider Trading Policy Relating to Company Securities

Our Insider Trading Policy relating to Company securities applies to all transactions in the Company’s equity securities, including common stock and any other type of securities that the Company may issue, such as preferred stock, notes, bonds, convertible debentures and warrants, and exchange- traded options (including puts and calls) and other derivative securities. The policy outlines, among other things, prohibited behavior relating to Company securities by directors, officers and employees, including named executive officers, consultants, contractors, agents and certain family members of those persons (collectively, “Covered Persons”) including the prohibition on trading in Company securities while in possession of MNPI concerning the Company or its securities, engaging in hedging transactions related to Company securities, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledging Acacia securities as collateral for a loan without prior approval by the Company. A copy of the Insider Trading Policy for Company Securities was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Prevention of Insider Trading Policy

Consistent with the Company’s duty to prevent insider trading and to fulfill its obligation to establish, maintain and enforce written policies and procedures to prevent insider trading, Acacia has adopted procedures to prevent and detect the misuse of MNPI. Consistent with the policy, no person to whom the policy applies, which includes officers, directors, employees, and any person serving in a similar capacity (“Covered Persons”), may trade, either personally or on behalf of Acacia or any others (such as family members or others that live in the household of a Covered Person) while in possession of MNPI, nor may any Covered Person communicate MNPI to others in violation of the law. The policy also contains policies covering, among other things, personal trading by Covered Persons.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Gavin Molinelli, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 767 Third Avenue, 6th Floor, New York, NY 10017. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media, which can be found on our website at https://acaciaresearch.com/corporate-governance.

Stockholder Engagement

Active stockholder engagement is foundational to Acacia’s long-term and sustained success. Through our stockholder engagement program, management discusses and solicits stockholder views and feedback on our strategy, financial and operational performance, financial results, governance, compensation programs, and other capital market-relevant matters. Our stockholder engagements support increased corporate accountability, improved decision-making, and ultimately help us deliver long-term value for our stockholders.

Our core stockholder engagement team, which includes members of our senior management team, regularly provides updates to our Board and the relevant committees regarding stockholder interactions and the feedback they gather during their discussions.

In 2024, as part of our regular stockholder outreach, members of our management team proactively engaged by telephone and webcast with institutional stockholders representing greater than 25% of our total shares outstanding not held by Starboard Value LP or its affiliates. In addition, we maintained regular and ongoing dialogue with many institutional and retail investors and analysts as well as stewardship and governance contacts throughout the year.

Board Member Attendance at Annual Stockholder Meetings

Under the Corporate Governance Guidelines, each director is strongly encouraged to attend the annual stockholder meeting. Five of our directors attended our 2024 annual meeting of stockholders.

DIRECTOR COMPENSATION PROGRAM FOR 2024

During 2024, our non-employee directors earned a cash retainer for service on our Board. The Chair of our Board earned an annual retainer for such service in addition to non-Chair director annual retainers and the chair of each committee earned an annual retainer for such service. In addition, each non-Chair member of the Strategic Committee earned an annual retainer for such service. The annual cash retainers for directors and committee members were pro-rated based on the period of time during which service was provided during the year and generally were paid on a quarterly basis in arrears, and our non-employee directors had the option of receiving cash fees in an equivalent amount of Company stock.

In addition, the directors are subject to the stock ownership guidelines set forth in the section below titled “Other Compensation Policies”; "Stock Ownership Guidelines.”

Under this director compensation program as described above, the annual fees non-employee directors earned for service on our Board, and for service on each committee of our Board of which the director was a member, during 2024 were as follows:

	Member Annual Retainer ($)	Chair Additional Annual Retainer ($)
Board of Directors	80,000	40,000
Lead Independent Director	—	25,000
Audit Committee	—	25,000
Compensation Committee	—	20,000
Nominating, Governance and Sustainability Committee	—	15,000
Strategic Committee[1]	80,000	10,000

(1)	The Strategic Committee was disbanded in February 2024.

In 2024, each non-employee director who commenced service on our Board was eligible to receive an onboarding award consisting of restricted stock units with an aggregate grant date fair value of $120,000, prorated for such director’s service from the appointment date to the next annual meeting thereafter. The form of the award was determined by our Board (or a designated committee thereof) at the time of each grant. The onboarding grants vest on the date of the Company’s annual meeting following the director’s appointment date, subject to the director’s continued service.

In addition, on the date of the 2024 annual meeting of stockholders (the “2024 Annual Meeting”), each non-employee director continuing to serve as a director following the 2024 Annual Meeting was granted restricted stock units that vest on the date of this Annual Meeting and that had an aggregate grant date fair value of $120,000 prorated based on the number of full months of service on our Board since the 2024 Annual Meeting.

The number of restricted stock units each non-employee director received was determined based on the closing price of our common stock on the grant date and resulted in the grant of 23,121 restricted stock units to each of Messrs. Molinelli, Kohlberg, Ribar and Sundar and Mses. Felman and O’Connell. Each of these restricted stock units were granted under the terms of our 2024 Acacia Research Stock Incentive Plan (the “2024 Stock Incentive Plan”).

2024 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2024 compensation information for our non-employee directors who served on the Board during 2024:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Non-qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Gavin Molinelli(3)	120,000	119,998	—	—	—	—	239,998
Michelle Felman	50,000	119,998					169,998
Isaac T. Kohlberg	100,000	119,998	—	—	—	—	219,998
Maureen O'Connell	130,000	119,998	—	—	—	—	249,998
Geoff Ribar	89,375	119,998	—	—	—	—	209,373
Jonathan Sagal(4)	10,000	—	—	—	—	—	10,000
Ajay Sundar(3)	70,000	149,829					219,829
Katharine Wolanyk(5)	35,625	—	—	—	—	—	35,625

(1)
Includes annual cash retainers for service on the Board and as the chair of any committee thereof. The amount for Mr. Sundar, includes a prorated annual cash retainer for his service as a director beginning February 13, 2024, and for Ms. Felman, includes a prorated annual cash retainer for her service as a director beginning May 21, 2024.

(2)
Amounts shown represent the aggregate grant date fair value of restricted stock units granted to the directors as determined pursuant to ASC Topic 718, “Compensation – Stock Compensation,” (“ASC Topic 718”). The methodology used to calculate the value of restricted stock units is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 17, 2025. The 23,121 restricted stock units granted to each of Messrs. Molinelli, Kohlberg, Ribar and Sundar and Mses. Felman and O’Connell as part of the 2024 annual grant, remained outstanding and unvested at the end of fiscal year 2024. For Mr. Sundar, the amount in this column also includes a prorated annual award of 5,252 restricted stock units for his service from February 13, 2024 to May 21, 2024. The 5,252 restricted stock units vested on May 21,2024, the date of the 2024 Annual Meeting.

(3)	Messrs. Molinelli and Sundar elected to receive their 2024 cash fees as equity. The shares for fees earned in the first, second and third quarter were issued as of the end of 2024. The shares for fees earned in the fourth quarter have not yet been issued due to trading window considerations.
(4)	Mr. Sagal resigned from the Board effective February 13, 2024.
(5)	Ms. Wolanyk resigned from the Board effective May 21, 2024.

PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

General

The Audit Committee has appointed Grant Thornton LLP, (“GT”) as our independent registered public accounting firm for the fiscal year ended December 31, 2025. The audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 was completed by GT on March 17, 2025.

The Board is submitting the appointment of GT for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If our stockholders do not ratify the selection of GT as our independent registered accounting firm for the fiscal year ending December 31, 2025, the Audit Committee will reconsider the appointment of that firm as the Company’s auditors.

A representative of GT is expected to be present at the virtual Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Required Vote

The affirmative vote of the holders of a majority of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal is required to ratify the appointment of GT as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a routine matter under applicable rules. A broker, bank, or other nominee may generally vote without instructions on this matter from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AUDITORS RATIFICATION PROPOSAL.

Audit and Related Fees

The following table presents fees for professional audit services rendered by GT for the audit of our consolidated financial statements for 2024 and 2023 and fees billed for other services rendered by GT.

Period:	Audit Fees(1) ($)	Tax Fees(2) ($)	All Other Fees(3) ($)
Fiscal Year Ended December 31, 2024	1,588,463	37,380	50,880
Fiscal Year Ended December 31, 2023	657,890	56,775	91,690
____________________

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)
Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

(3)	All Other Fees consist of fees for permitted services other than those that meet the criteria above, and include certain advisory services related to valuation and due diligence.
Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2024 and 2023 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2024, which include our consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2024, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The members of the Audit Committee currently are Ms. O’Connell and Messrs. Kohlberg and Ribar. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Securities Exchange Act of 1934, as amended, that each member is able to read and understand financial statements, and that Ms. O’Connell qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities. The principal responsibilities of the Audit Committee include overseeing the accounting and financial reporting processes of the Company and retaining and evaluating our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Grant Thornton LLP. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, and the Audit Committee has discussed with Grant Thornton LLP the firm’s independence.

Conclusion. Based upon the reviews, discussions and other considerations referred to above, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Isaac T. Kohlberg
Geoff Ribar

PROPOSAL NO. 3:
NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on a non-binding, advisory basis, the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2024, we provided our stockholders with the same opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting. After the Annual Meeting, we expect to hold our next non-binding, say on pay advisory vote at our 2026 Annual Meeting.

Summary

We are asking our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers, as such compensation is described in the section of this Proxy Statement entitled “Executive Compensation and Related Information”, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire section of this Proxy Statement entitled “Executive Compensation and Related Information” for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the section of this Proxy Statement entitled “Executive Compensation and Related Information,” the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.

You have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders of Acacia Research Corporation approve, on a non-binding, advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”

The non-binding, advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.

The affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal is required to approve, on a non-binding advisory basis, the proposal. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions from the Beneficial Owner on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 4:

APPROVAL OF THE ADOPTION OF THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE TERM OF EXISTING STOCK TRANSFER RESTRICTIONS THAT ARE INTENDED TO PROTECT THE COMPANY’S ABILITY TO UTILIZE ITS NET OPERATING LOSS CARRYFORWARDS AND MAKE CERTAIN NON-SUBSTANTIVE UPDATES

Our Board has unanimously approved and recommends that our stockholders vote FOR this Proposal No. 4 to adopt the Company’s Fourth Amended and Restated Certificate of Incorporation (the “A&R Charter”) to extend by three years the Expiration Date with respect to the protective provisions of Article X of our Third Amended and Restated Certificate of Incorporation (the “Existing Protective Provisions”) and make certain non-substantive updates. Appendix A to this Proxy Statement reflects the Company’s Third Amended and Restated Certificate of Incorporation, which is currently in effect, marked to show the amendments that would be included in the A&R Charter.

The purpose of the Charter Amendment Proposal is to extend the Existing Protective Provisions for three years to assist us in continuing to protect long-term value to the Company of its accumulated net operating loss carryforwards (“NOLs”) by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.899% or more of our common stock. Our Board has adopted resolutions approving and declaring the advisability of adopting the A&R Charter. However, in order for the A&R Charter to be implemented, it must be adopted by our stockholders at the Annual Meeting.

The A&R Charter, if adopted by our stockholders, would become effective upon its filing with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Charter Amendment Proposal is adopted by our stockholders. Even if adopted by the stockholders, the Board retains the authority to abandon the A&R Charter at any time prior to the filing and effectiveness of the A&R Charter with the Secretary of State of the State of Delaware, without any further action by the stockholders of the Company, if the Board determines, in its sole discretion, that the A&R Charter is no longer in the best interests of the Company and its stockholders.

Background

Our past operations generated significant NOLs. Under federal tax laws, we generally can use our NOLs (i) generated after 2017 to offset up to 80% of our future taxable income generated each year and (ii) generated prior to 2018 to offset 100% of our taxable income. NOLs generated after 2017 can be carried forward by us indefinitely and do not expire, while NOLs generated prior to 2018 can be carried forward for up to 20 years, at which point they “expire” for such purposes. We believe our NOLs are a very valuable asset. At December 31, 2024, we had U.S. federal NOLs totaling approximately $104.0 million.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code (“Section 382”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own (directly, indirectly and under certain constructive ownership rules) at least 5% of our common stock increases its ownership of our stock by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to (a) the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change, plus (b) our “recognized built-in gains” as defined in and determined under Section 382. This limitation could significantly limit or delay our ability to use our NOLs to reduce future income tax liability (including possibly resulting in NOLs generated prior to 2018 expiring before they can be utilized) and, therefore, significantly impair the value of our NOLs. A number of complex rules apply in determining whether an ownership change has occurred, including “constructive ownership” rules that generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect owner thereof or to related individuals. Because of these rules, the Company cannot eliminate the possibility that an ownership change will occur even if the Existing Protective Provisions are extended. However, if no action is taken to extend the Existing Protective Provisions, we believe it is far more likely that we could experience an ownership change which would inhibit our ability to utilize our NOLs. For the reasons stated

above, our Board believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Description

The following description of the Existing Protective Provisions is qualified in its entirety by reference to the complete text of Appendix A to this Proxy Statement. Appendix A reflects the Company’s Third Amended and Restated Certificate of Incorporation, which is currently in effect, marked to show the amendments that would be included in the A&R Charter to extend by three years the Expiration Date of the Existing Protective Provisions.

Prohibited Transfers. The Existing Protective Provisions generally prohibit any direct or indirect transfer of our common stock if the effect would be to: (i) increase the direct or indirect ownership of our common stock by any Person (as defined below) from less than 4.899% to 4.899% or more of our common stock; or (ii) increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.899% or more of our common stock. An indirect transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law may cause a Person to violate the Existing Protective Provisions. For example, a redemption of shares of common stock from other Persons could cause a non-redeeming Person to own common stock in excess of the ownership limit.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

Complicated “constructive” ownership rules prescribed by the Internal Revenue Code (and regulations promulgated thereunder) apply for purposes of determining whether a Person indirectly owns stock and, thus, is a 4.899% stockholder under the Existing Protective Provisions. These rules attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect owner thereof or to related individuals. Thus, prohibited transfers include not only sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would equal or exceed the 4.899% thresholds discussed above, but also (i) sales to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold under the constructive ownership rules referenced above or (ii) transfers of interests in entities that directly or indirectly own our common stock that cause a Person to exceed such threshold under the constructive ownership rules referenced above.

The foregoing transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock.

Consequences of Prohibited Transfers. Under the Existing Protective Provisions, any attempted direct or indirect transfer that constitutes a prohibited transfer in violation of the Existing Protective Provisions would (i) in the case of a direct transfer, be void as of the date of the prohibited transfer as to the purported transferee or (ii) in the case of an indirect transfer, result in the ownership of the direct owner of our common stock being automatically reduced simultaneously with the transfer in the amount needed to comply with the 4.899% thresholds discussed above. Additionally,

•the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Existing Protective Provisions (the “excess shares”) for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such excess shares, or in the case of options, receiving shares in respect of their exercise;

•upon demand, the purported transferee must transfer the excess shares to our agent, along with any dividends or other distributions paid with respect to such excess shares, our agent is required to sell such excess shares, and the net proceeds of the sale, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost incurred by the purported transferee to acquire such excess shares (or in the case of gift, inheritance or similar transfer, in an amount equal to the fair market value of the excess shares on the date of the prohibited transfer), and the balance of the proceeds, if any, will be transferred to a charitable beneficiary; and

•in the case of a prohibited transfer that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the 4.899% ownership threshold, such Person whose ownership of our securities is attributed to such proscribed Person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed Person not to be in violation of the 4.899% ownership thresholds described above, and such securities will be treated as excess shares to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess shares from the proceeds of sale by the agent being the fair market value of such excess shares at the time of the prohibited transfer.

To the extent permitted by law, any stockholder who knowingly violates the Existing Protective Provisions, and any Persons controlling, controlled by or under common control with such stockholder, will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

Modification and Waiver of Transfer Restrictions. Our Board will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that (i) the transfer will not result in a limitation on the use of our NOLs under Section 382 of the Code or (ii) the transfer is in our and our stockholders’ best interests even though the transfer may result in an ownership change that could limit our use of our NOLs. In addition, in the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest threshold (currently 4.899%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions by adopting a written resolution that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination.

Implementation and Expiration

We intend to include a legend reflecting the transfer restrictions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Existing Protective Provisions would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of A&R Charter with the Secretary of State of the State of Delaware, (ii) our Board’s determination that the Existing Protective Provisions are no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (iv) such date as our Board otherwise determines that the Existing Protective Provisions are no longer necessary for the preservation of our NOLs. Our Board may also accelerate the expiration date of the Existing Protective Provisions in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Existing Protective Provisions are no longer reasonably necessary for the preservation of our NOLs or such action is otherwise advisable.

Effectiveness and Enforceability

Although the Existing Protective Provisions are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur given that: (i) The Board can permit transfers that would otherwise be a prohibited transfer if it determines that any such transfer is in our and our stockholders’ best interests or (ii) a court could find that part or all of the Existing Protective Provisions are unenforceable, either in general or as applied to a particular stockholder or fact situation. Even if the Existing Protective provisions are fully enforced and enforceable, there is a risk that, because of the complicated “constructive” ownership rules that apply in determining stock ownership as mentioned above, certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. As a result of these and other factors, the Existing Protective Provisions are intended to reduce, but do not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Additional Considerations Related to the Charter Amendment Proposal

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or restrict our ability to use them. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs which are available to reduce our future taxable income. In addition, the complexity of the Section 382 provisions, the complexity of the constructive ownership provisions referenced above and the limited knowledge any public company has about indirect or constructive ownership of its stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the A&R Charter is adopted and the Existing Protective Provisions are extended .

Potential Impact on Value. We intend to include a legend reflecting the transfer restrictions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally. Because of this, certain buyers, including persons who wish to acquire more than 4.899% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may choose to not purchase our common stock, which could depress the value of our common stock.

Potential Anti-Takeover Impact. Our Board approved the Charter Amendment Proposal to protect the significant potential long-term tax benefits presented by our NOLs. The Charter Amendment Proposal is not intended to prevent a takeover of the Company. However, the Charter Amendment Proposal, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, the A&R Charter will restrict the ability of a person, entity or group to accumulate more than 4.899% of our common stock and the ability of persons, entities or groups now owning more than 4.899% of our common stock to acquire additional shares of our common stock without the approval of our Board. Accordingly, the overall effects of the Charter Amendment Proposal may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the Existing Protective Provisions on your ability to transfer our common stock. Regardless of your existing ownership percentage of our common stock, you would be able to transfer shares of our common stock so long as the transfer does not increase the direct or indirect percentage of stock ownership of another holder of 4.899% or more of our common stock or create a new holder of 4.899% or more of our common stock.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote on the proposal is required to approve the proposal. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions from the Beneficial Owner on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL TO EXTEND THE TERM OF EXISTING STOCK TRANSFER RESTRICTIONS THAT ARE INTENDED TO PROTECT THE COMPANY’S ABILITY TO UTILIZE ITS NET OPERATING LOSS CARRYFORWARDS AND MAKE CERTAIN NON-SUBSTANTIVE UPDATES

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of the Record Date, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group. The business address of each of Acacia’s directors and executive officers is c/o Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, NY 10017.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Commons Stock	Percent of Class(1)

Named Executive Officers
Martin D. McNulty, Jr.(2)	179,817	250,000	268,198	—	*
Kirsten Hoover(3)	91,141	42,188	56,168	—	*
Robert Rasamny(4)	11,808	—	11,808	—	*
Jason W. Soncini(5)	202,184	244,582	341,737	—	*
Directors and Director Nominees:
Gavin Molinelli	94,349	—	71,228	—	*
Michelle Felman	23,121	—	—	—	*
Isaac T. Kohlberg	69,274	—	46,153	—	*
Maureen O’Connell	240,431	—	217,310	—	*
Geoff Ribar	53,655	—	30,534	—	*
Ajay Sundar	39,287	—	16,166	—	*
All Directors and Executive Officers as a Group (10 persons)(6)	1,005,067	536,770	1,059,302	—	1.10%
*Less than one percent
____________________

(1)
The percentage of shares beneficially owned is based on 96,086,040 shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock that may be acquired within 60 days after the Record Date, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	Mr. McNulty holds (i) 20,000 RSUs and an option to purchase 250,000 shares of common stock which were granted in 2022 and vest in equal installments over a four-year period through March 10, 2026, all of such RSUs and a portion of the option with respect to 83,333 shares will not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (ii) 58,286 RSUs which were granted in 2023 and vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(3)
Ms. Hoover holds (i) 8,485 RSUs and an option to purchase 42,188 shares of common stock which were granted in 2023 and will vest in equal installments over a three-year period through March 21, 2026, all of such RSUs and a portion of the option with respect to 14,063 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (ii) 36,128 RSUs which were granted in 2023 and will vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(4)
Mr. Rasamny holds (i) 36,930 RSUs which were granted in 2023 and will vest in equal installments over a three-year period through June 7, 2026, all of such RSUs do not vest within 60 days of the Record Date and are therefor excluded from beneficial ownership.

(5)
Mr. Soncini holds (i) 15,252 RSUs and 75,832 shares of common stock which were granted in 2023 and will vest in equal installments over a three-year period through March 21, 2026, all of such RSUs and a portion of the option with respect to 25,277 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (iii) 57,001 RSUs which were granted in 2023 and will vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(6)
 The column titled “Common Stock Restricted Stock and Restricted Stock Units” excludes an aggregate of of 232,081 RSUs from beneficial ownership and the column title “Share of Common Stock Issuable Upon Exercise of Options” excludes options to purchase an aggregate of 122,673 shares of common stock.

Amount and Nature of Beneficial
Ownership of Common Stock

Ownership of Common Stock	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total	Percent of Class(1)
5% Stockholders:
Starboard Value LP(2)	61,123,595	—	61,123,595	—	61,123,595	63.613%
____________________

(1)
The percentage of shares beneficially owned is based on 96,086,040 shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The beneficial owner’s address is 777 Third Avenue, 18th Floor, New York, New York, 10017. These securities are held by various managed accounts and funds to which Starboard serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

This narrative discussion of our named executive officer compensation program is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations. We determined that it is not in the best interest of shareholders to spend significant company resources to include a full compensation, disclosure and analysis (“CD&A”) in this proxy statement without the legal requirement to do so, as such cost could be material to our shareholders. We, however, have made a good faith effort to include fulsome disclosure of our pay practices without expending the significant time and money required to develop a full CD&A.

In evaluating our 2024 compensation program, it is important to understand the following:

•Beginning in June 2023, in order to more strongly link executive pay and Company long-term performance and increase shareholder alignment, the Compensation Committee approved a new long-term incentive (“LTI”) construct. Specifically, the Compensation Committee determined to shift the timing of annual LTI grants such that awards are granted on a forward-looking basis as opposed to a backward-looking basis in respect of prior fiscal year performance, and deliver a combination of time-vested restricted stock units (“RSUs”) and performance-vested restricted stock units (which are eligible to be earned based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year period) (“PSUs”).

•The June 2023 LTI awards (the “2023 LTI Grants”) were front-loaded to deliver two years of target grant value to cover annual LTI grants in respect of fiscal years 2023 and 2024.

•As a result of the above, 2023 LTI participants did not receive an additional LTI grant in fiscal year 2024. Participants are next eligible to receive annual LTI awards commencing in fiscal year 2025.

For the 2024 fiscal year, our named executive officers were as follows:

•	Martin D. McNulty, Jr., our Chief Executive Officer, appointed interim Chief Executive Officer on November 1, 2022, and appointed Chief Executive Officer on February 13, 2024
•	Kirsten Hoover, our Principal Accounting Officer and Interim Chief Financial Officer, appointed on January 28, 2023
•	Robert Rasamny, our Chief Administrative Officer, appointed on May 9, 2023
•	Jason W. Soncini, our General Counsel, appointed on March 16, 2021

Overview and Objectives of Our Executive Compensation Program

Through our executive compensation program, we seek to align our executive officers’ interests and motivations with those of our stockholders by rewarding both short-term and long-term objectives. We believe that the overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

We view 2024 as one of evolution and progress as we have continued to transition away from our legacy businesses which enables us to focus on opportunistic acquisitions within the technology, energy, and industrials segments. When considering compensation for our executives in 2024 we determined that our executives were able to achieve a number of key strategic objectives, including continuing to build out the Company’s strategic platform. As the Company continues to grow and evolve the Compensation Committee and Board intend to continue to review our compensation policies to ensure that we attract, motivate and retain highly skilled employees to execute on our strategic objectives.

Base Salary

Our executive officers receive a base salary, which are subject to annual review. The base salaries of our named executive officers in fiscal year 2024 were:

Name of Executive	Position	Base Salary ($)(3)
Martin D. McNulty, Jr.(1)	Chief Executive Officer	500,000
Kirsten Hoover(2)	Interim Chief Financial Officer	415,000
Robert Rasamny	Chief Administrative Officer	430,000
Jason W. Soncini	General Counsel	430,000
____________________

(1)	Mr. McNulty’s annual base salary was increased from $475,000 to $500,000 in connection with his appointment as Chief Executive Officer on February 13, 2024.
(2)
Ms. Hoover was appointed Interim Chief Financial Officer on January 28, 2023, and the base salary reflected in this table represents her annualized salary for 2024 which includes an increased base annual salary as Principal Accounting Officer plus an additional $11,667 per month in compensation during her tenure as interim Chief Financial Officer, leaving her total base annual salary flat from 2023.

(3)	No other salaries were increased during fiscal year 2024.

Annual Incentive Compensation

Our CEO’s annual cash bonus is pursuant to our cash incentive compensation program. Specifically, for fiscal year 2024, our Compensation Committee assessed Mr. McNulty’s performance against his pre-established performance goals, which included cost management and capital allocation goals; ensuring a pipeline of investment and acquisition opportunities; the management of existing business lines and the establishment of a framework for short- and long-term incentive compensation programs. Based on Mr. McNulty’s performance against his goals, the Board approved the following annual cash bonus for fiscal year 2024:

Named Executive Officer	Potential Annual Bonus Range (as percentage of base salary) (%)	2024 Bonus Earned ($)	2024 Annual Bonus Earned (as percentage of base salary) (%)
Martin D. McNulty, Jr.	100% - 150%	750,000	150%

With respect to each other named executive officer, the Compensation Committee determined fiscal 2024 bonuses based on a subjective assessment of their respective performance that contributed to the achievement of the Company’s strategic objectives during 2024, the stock price performance of the Company and the total compensation and compensation mix of each executive officer. In determining bonus payouts for the named executive officers other than our CEO, each executive’s potential annual bonus range is considered as a starting point, recognizing that the combination of factors previously noted may result in a bonus payout outside of the potential range. The Compensation Committee awarded the following cash awards to our named executive officers in fiscal year 2024:

Named Executive Officer	Potential Annual Bonus Range (as percentage of base salary) (%)	2024 Bonus Earned ($)	2024 Annual Bonus Earned (as percentage of base salary) (%)
Kirsten Hoover(1)	30% - 50%	225,000	54%
Robert Rasamny(2)	75% - 100%	440,000	102%
Jason W. Soncini(3)	25% - 100%	260,000	60%
_________________

(1)	Ms. Hoover’s performance in 2024 warranted a bonus slightly above the high end of her Bonus Range.
(2)	Mr. Rasamny’s performance in 2024 warranted a bonus slightly above the high end of his Bonus Range.
(3)
Mr. Soncini’s performance in 2024 warranted a bonus above the high end of his Bonus Range; however, it was determined that because he received a larger portion of his 2023 total compensation as long-term incentive compensation, his 2024 bonus payout would be at 60% of his base salary.

Long-Term Incentive Compensation

No LTI grants were made in fiscal year 2024. The 2023 LTI Grants were front-loaded to deliver two years of target grant value to cover annual LTI grants in respect of fiscal years 2023 and 2024.

The 2023 LTI grants were delivered in 85% PSUs and 15% RSUs for Mr. McNulty, and 50% PSUs and 50% RSUs for Ms. Hoover and Messrs. Rasamny and Soncini. The PSUs granted in 2023 are eligible to be earned based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year period. The Company believes that adjusted book value per share is an important measure of the growth of the business and views it as a leading indicator of the Company’s long-term performance.

Provided below is detail on the grants of time-vested RSUs and PSUs to each of Mr. McNulty, Ms. Hoover, Mr. Rasamny and Mr. Soncini intended to cover annual grants in respect of fiscal years 2023 and 2024 as approved by the Compensation Committee on June 7, 2023.
2023 LTI Grants

Name	Annual LTI Value ($)	2 Year LTI Value ($)	Restricted Stock Units(1)	PSUs at Target(2)
Martin D. McNulty, Jr.	1,343,474	2,686,948	87,428	495,424
Kirsten Hoover	249,821	499,641	54,191	54,191
Robert Rasamny	255,371	510,742	55,395	55,395
Jason W. Soncini	394,160	788,319	85,501	85,501

____________________

(1)	The RSUs vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the applicable vesting date.
(2)
The number of PSUs earned can range from 0% to 200% of the target number of PSUs granted (up to a maximum of 750,000 shares of the Company’s common stock, after taking into account the number of shares of the Company’s common stock subject to all other awards granted in 2023 to the applicable executive, as set forth in the Company’s 2016 Acacia Research Corporation Stock Incentive Plan (the “2016 Stock Incentive Plan”)) and will be based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year performance period beginning on January 1, 2023 and ending on December 31, 2025. If the compound annual growth rate of the Company’s adjusted book value per share is met at (a) less than the threshold level, 0% of the PSUs will be earned, (b) the threshold level, 50% of the target PSUs will be earned, (c) the target level, 100% of the target PSUs will be earned, (d) at the stretch level, 150% of the target PSUs will be earned and (e) at the maximum level or above, 200% of the target PSUs will be earned. Such number of PSUs that are earned and eligible to vest will become vested on the third anniversary of the grant date subject to the executive’s continued employment through such date.

Employment Agreements

Certain of our named executive officers are party to employment agreements that entitle them to certain elements of compensation and govern the terms of their employment with the Company, as described in more detail below. Pursuant to their employment agreements, the applicable named executive officers are eligible to participate in the employee benefits programs we provide to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers.

Pursuant to the employment agreements, the applicable named executive officer is subject to perpetual confidentiality restrictions and non-disparagement provisions, and non-solicitation restrictions with respect to the Company’s employees and customers and non-competition restrictions, in each case, for the duration of their employment and specified times thereafter.

Mr. McNulty

Mr. McNulty was party to an employment agreement with the Company, which was amended and restated in February 2024 (the “McNulty Employment Agreement”). The McNulty Employment Agreement provides that Mr. McNulty is entitled to receive an annual salary of $500,000 and is eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary, to be determined by the Board or the Compensation Committee (all or a portion of which Mr. McNulty may elect to receive in shares of our common stock). Additionally, the McNulty Employment

Agreement provides that Mr. McNulty is eligible to participate in the Company’s long-term incentive program, is eligible to receive a payment in connection with the vesting of PSUs that were granted to Mr. McNulty on June 7, 2023 depending upon the level of achievement of the applicable performance goals (which payment will be settled in shares of the Company’s common stock if Mr. McNulty is an employee of the Company on the date of settlement and is referred to herein as the “Potential 2023 PSU Payment”) and provides for the separation payments and benefits described below.

Mr. McNulty’s employment may be terminated by the Company or Mr. McNulty at any time upon 30 days’ notice. Upon termination by the Company without cause or resignation for good reason (each as defined in the McNulty Employment Agreement), Mr. McNulty will be entitled to (i) a payment equal to the product of (a) 1.5 and (b) his base salary, which payment shall be paid in 18 monthly installments, (ii) any unpaid annual bonus for the year prior to Mr. McNulty’s employment termination date, paid as a lump sum at the same time that other executive officers of the Company receive their respective bonuses, (iii) a payment equal to the product of (a) 125% of his base salary (which represents Mr. McNulty’s annual bonus for the year of termination, with performance goals deemed met at target) and (b) a fraction, the numerator of which is the number of days in the year in which the date of termination occurs through the date of termination and the denominator of which is 365, to be paid as a lump sum at the same time that other executive officers of the Company receive their respective bonuses and (iv) reimbursement for the portion of the monthly COBRA premium paid by Mr. McNulty that is typically covered by the Company for a period of 18 months.

Mr. Rasamny

Mr. Rasamny is party to an employment agreement (the “Rasamny Employment Agreement”) with the Company. Pursuant to the terms of the Rasamny Employment Agreement, Mr. Rasamny (i) is entitled to receive an annual salary of $430,000, (ii) is eligible to receive an annual bonus in the amount ranging from 75-100% of his annual salary, to be determined by the Board in accordance with the annual performance objectives established by the Board or the Compensation Committee, provided, Mr. Rasamny will have the option to receive all or a portion of his annual bonus in stock of the Company. Additionally, pursuant to the Rasamny Employment Agreement, Mr. Rasamny was entitled to receive an equity award grant subject to, among other things, approval by our Compensation Committee. Mr. Rasamny received such equity award in the form of the 2023 LTI Grants.

Mr. Rasamny’s employment agreement may be terminated by the Company or Mr. Rasamny at any time upon 30 days’ written notice; provided, however, that the Company, in its sole discretion, may waive Mr. Rasamny’s requirement to provide 30 days written notice. Upon termination by the Company without Cause Mr. Rasamny is eligible to participate in the Company’s Amended and Restated Executive Severance Policy.

Mr. Soncini

Mr. Soncini is party to an employment agreement (the “Soncini Employment Agreement”) with ARG. Pursuant to the terms of the Soncini Employment Agreement, Mr. Soncini is entitled to receive an annual salary of $430,000 and is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board or the Compensation Committee.

Mr. Soncini’s employment may be terminated by the Company or Mr. Soncini at any time upon 30 days’ written notice. Upon termination by the Company without cause (and other than by reason of disability) or resignation for good reason (each as defined in the GC Employment Agreement), Mr. Soncini will be entitled to (i) continued payment of his base salary for 90 days following the date of termination or resignation, as the case may be, (ii) any unpaid expense reimbursements, (ii) any vested benefits, (iii) any earned but unpaid base salary, and (iv) any earned but unpaid annual bonus for the prior fiscal year.

Amended and Restated Executive Severance Policy

The officers of the Company are eligible to receive benefits under the Company’s Amended and Restated Severance Policy which provides three months of continued base salary for each full year of employment with the Company, up to a maximum of twelve months and Company-funded COBRA coverage for the same duration.

Acceleration of Equity Awards Pursuant to the 2016 Stock Incentive Plan and the 2024 Stock Incentive Plan

Employees of the Company or any subsidiary, non-employee members of the Board or directors of any Subsidiary and consultants and other independent service providers of the Company or any Subsidiary are eligible to participate in the 2024 Stock Incentive Plan, which is administered by the Compensation Committee which is comprised of three non-employee members of the Board. Our named executive officers also have awards outstanding under the 2016 Stock

Incentive Plan (as defined below). If awards granted under the 2024 Stock Incentive Plan or the 2016 Stock Incentive Plan are not assumed, continued or substituted in connection with a change in control, or with respect to awards granted prior to June 7, 2023 under the 2016 Stock Incentive Plan a hostile take-over of the Company, all outstanding and unvested awards will be accelerated prior to the effective time of such event. Pursuant to the applicable award agreement, if the June 7, 2023 PSUs are assumed, continued or substituted in connection with a change in control, the applicable performance measures will be scored in connection with the change in control and if the holder’s employment is terminated within one year following the change in control (a) either by the Company other than for cause or by the holder for good reason, the PSUs, as scored, will become vested, or (b) as a result of the holder’s death or disability, a pro-rata portion of the PSUs, as scored, will become vested. Pursuant to the applicable award agreement, if the June 7, 2023 RSUs are assumed, continued or substituted in connection with a change in control and the holder’s employment is terminated within one year following the change in control either by the Company other than for cause or by the holder for good reason, the RSUs will become vested.

Other Compensation Policies

Clawback Policy

Our Board adopted a recoupment policy which complies with the SEC and Nasdaq Stock Market rules with respect to the recoupment of incentive compensation. If we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based compensation they received as a result of the material noncompliance.

Stock Ownership Guidelines

Our Board adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors own equity valued at a multiple of his or her base annual cash retainer and that our executive officers own equity valued at a multiple of his base salary as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board; and
•	1X for any other “executive officers” not addressed above.

Option Grant Practices

Since the Compensation Committee approved a new construct beginning in June 2023, the Compensation Committee has not used awards of stock options as an element of employee compensation for our executive officers and other employees. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) we do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) we do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options are not an element of employee compensation, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2024.

Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last two fiscal years for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Martin D. McNulty, Jr.	2024	496,154	—	—	—	750,000	20,268	1,266,422
Chief Executive Officer(5)	2023	467,789	—	403,043	—	712,500	20,136	1,603,468

Kirsten Hoover	2024	415,000	225,000	—	—	—	17,808	657,808
Interim Chief Financial Officer(6)	2023	393,269	207,500	358,513	90,282	—	1,484	1,051,049

Robert Rasamny	2024	430,000	440,000	—	—	—	20,268	890,268
Chief Administrative Officer(7)

Jason Soncini	2024	430,000	260,000	—	—	—	17,732	707,732
General Counsel	2023	430,000	250,000	589,533	158,612	—	17,464	1,445,609

______________

(1)	Salary amounts shown above represent actual salary earned during the year, reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).
(2)
For 2023, represents the aggregate grant date fair value of the restricted stock units granted to the named executive officers as part of the 2023 LTI Grants, as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of these awards is set forth under Notes 2 and 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For 2023, the amounts in this column do not include the June 2023 PSUs because in accordance with ASC Topic 718, the accounting cost of the PSUs had not been recorded in the Company’s financial statements as the outcome of the performance condition was not considered probable in 2023. As previously noted, together with the June 2023 PSUs, the restricted stock units were made as part of the Company’s long-term incentive program that was generally intended to cover two years of annual grants). The grant date fair value of the PSUs, assuming that the probable performance was maximum, would have been as follows: Mr. McNulty $3,054,457; Ms. Hoover $499,641; and Mr. Soncini $788,319. While disclosure of 2023 compensation for Mr. Rasamny is not required, because the restricted stock units granted as part of the 2023 LTI Grants, together with the June 2023 PSUs, were made as part of the Company’s long-term incentive program that was generally intended to cover two years of annual grants, we note that the grant date fair value of Mr. Rasamny’s restricted stock units granted in 2023 was $255,371 and, assuming the probable performance of his June 2023 PSUs was maximum performance, the grant date fair value would have been $510,742. While Mr. McNulty’s Potential 2023 PSU Payout resulted in a modification of Mr. McNulty’s June 2023 PSUs under the U.S. GAAP accounting rules in 2024, there was no incremental change in fair value with respect to Mr. McNulty’s June 2023 PSUs. Historically, the Company granted annual LTI awards in the first quarter of each year, with the amount granted reflective of individual and Company performance for the prior year. As such, in March 2023, the Company granted to executive officers, except Mr. McNulty who received a grant upon hire in 2022 and Mr. Rasamny who was hired in May 2023, LTI awards in recognition of performance in 2022. Though granted in 2023, we refer to these as our “2022 LTI Grants” and this column includes those grants. The 2022 LTI Grants were delivered in the form of time-vested RSUs and stock options that vest in three equal annual installments on the first three anniversaries of grant, subject to the executive’s continued employment through the applicable vesting date.

(3)	Represents incentive payments made pursuant to our cash incentive compensation program.
(4)	The amounts shown for Ms. Hoover and Messrs. McNulty, Rasamny and Soncini include payments for additional medical insurance.
(5)	Mr. McNulty served as our interim Chief Executive Officer and was appointed permanent Chief Executive Officer on February 13, 2024.
(6)	Ms. Hoover was appointed Interim Chief Financial Officer on January 28, 2023. The 2023 salary was pro rated from Ms. Hoover’s appointment as Interim CFO.
(7)	Mr. Rasamny became a named executive officer for the first time in 2024. In accordance with SEC guidance, compensation prior to 2024 is not included in the table.

Executive Officers
The table below provides information concerning our executive officers as of the date of this Proxy Statement other than Martin D. McNulty, Jr., our Chief Executive Officer. For information regarding Martin D. McNulty, Jr., see Proposal No. 1: To Elect Seven Directors to Serve on our Board of Directors Until the 2026 Annual Meeting of Stockholders or Until Their Respective Successors are Duly Elected and Qualified - Nominees for Director - Information Regarding the Director Nominees.

Name	Age	Positions with the Company
Kirsten Hoover	46	Interim Chief Financial Officer
Robert Rasamny	46	Chief Administrative Officer
Jason Soncini	48	General Counsel
____________________

Kirsten Hoover, has served as our Interim Chief Financial Officer since January 2023. She rejoined Acacia Research as our Controller in October 2021. She was previously with Acacia from 2002 until 2019, most recently serving as Controller. She graduated from UC Santa Barbara with an Economics degree and subsequently joined Deloitte in Audit & Assurance. From December 2019 - October 2021 she was the Sr. Manager of Financial Reporting at Veritone Inc.

Jason Soncini joined Acacia as its General Counsel in March 2021. From April 2017 until he joined Acacia, Mr. Soncini was employed at Shanda Group, a privately-owned multinational investment firm, initially as Deputy General Counsel and then as General Counsel. From October 2013 until April 2017, Mr. Soncini was an attorney at Kleinberg, Kaplan, Wolff & Cohen, P.C. Mr. Soncini began his legal career at Olshan Frome Wolosky LLP in 2006. Mr. Soncini holds a B.A. in Mathematics from the University of Michigan and received his J.D. from Northwestern University.

Robert Rasamny joined Acacia as Chief Administrative Officer in May 2023. From December 2020 through April 2023, he was Head of Legal and Chief Compliance Officer at Melvin Capital Management LP. From May 2016 through November 2020, Mr. Rasamny was General Counsel and Chief Compliance Officer at Blue Harbour Group LP. Prior to Blue Harbour, he was Assistant General Counsel at BlueMountain Capital Management LLC. Prior to BlueMountain, Mr. Rasamny was Associate General Counsel at the private equity firm, Portfolio Advisors LLC. He began his legal career as an Associate in the corporate department of Davis Polk & Wardwell LLP. Mr. Rasamny received his J.D. from Fordham Law School and holds a B.S. in Economics from the United States Naval Academy. Following graduation from the Naval Academy, Mr. Rasamny served as a Surface Warfare Officer in the United States Navy.

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2024.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Martin D. McNulty Jr.	83,334	166,666	(1)	3.73	3/10/2032	20,000	(1)	86,800	—		—
	—	—		—		58,286	(2)	252,961	247,712	(3)	1,075,070
Kirsten Hoover	—	—		—		—	(4)	—	—		—
	14,063	28,125	(5)	4.27	3/21/2033	8,485	(5)	36,825	—		—
	—	—		—		36,128	(2)	156,796	27,096	(3)	117,594
Robert Rasamny	—	—			—	36,930	(2)	160,276	27,698	(3)	120,207
Jason W. Soncini	56,250	—		5.84	8/23/2031	—		—	—		—
	75,000	37,500	(4)	3.58	3/8/2032	15,000	(4)	65,100	—		—
	25,277	50,555	(5)	4.27	3/21/2033	30,503	(5)	132,383	—		—
	—	—		—		57,001	(2)	247,384	42,751	(3)	185,537
____________________

(1)	Vests 1/2 on each of March 10, 2025 and March 10, 2026.
(2)	Vests 1/2 on each of June 7, 2025 and June 7, 2026.
(3)	Represents the PSUs granted on June 7, 2023 at the threshold level of performance.
(4)	Vests on March 8, 2025.
(5)	Vests 1/2 on each of March 21, 2025 and March 21, 2026.

Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

Year	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:	Net Income(5)
	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)
2024	1,266,422	2,001,237	—		751,936	933,301	85	(36,057,000)
2023	1,603,468	1,473,243	—	—	1,273,111	1,180,022	76	55,140,000
2022	1,455,685	1,571,985	543,556	156,556	1,202,601	926,656	82	(133,035,000)

(1)
Mr. Press was our Chief Executive Officer for a portion of 2022 (our “Former CEO”). On November 1, 2022, Mr. McNulty succeeded Mr. Press as our Interim Chief Executive Officer and remained in that position through 2023 and into February 2024, at which time he was appointed as our Chief Executive Officer (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) in 2022 were Messrs. Golby, Booth, Rosenstein and Soncini; in 2023 were Ms. Hoover and Messrs. Soncini and Booth; and in 2024 were Ms. Hoover and Messrs. Rasamny and Soncini.

(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.
(3)	Represents the compensation actually paid to each of our Current CEO, Former CEO and the Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to CEO and Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Stock Awards	Option Awards	Fair Value as of Year End of Awards Granted During Year that Remain Outstanding as of Year End(b)	Change in Fair Value from Prior Fiscal Year End through Current Fiscal Year End of Awards Granted in Prior Year that Remain Outstanding as of Year End(c)	Fair Value as of Vesting Date of Awards Granted During Year that Vest During Year(d)	Change in Fair Value from Prior Year End through Vesting Date of Awards Granted in Prior Year that Vest During Year(e)	Total Compensation “Actually Paid”
Current CEO
2024	1,266,422	—	—	—	689,971	—	44,845	2,001,237
2023	1,603,468	(403,043)	—	342,718	(69,900)	—	—	1,473,243
2022	1,455,685	(223,800)	(320,000)	660,100	—	—	—	1,571,985
Former CEO
2022	543,556	—	—	—	—	—	(387,000)	156,556
Other NEOs
2024	751,936	—	—	—	119,112	—	62,253	933,301
2023	1,273,111	(400,861)	(151,680)	488,618	(36,217)	—	7,051	1,180,022
2022	1,202,601	(259,550)	(212,063)	393,537	(58,521)	—	(139,348)	926,656

(a)
Reflects, for each of our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated. For the Other NEOs in 2023, the amounts reported in the Summary Compensation Table Total and Stock Awards columns and the resulting Total “Compensation Actually Paid” were updated in this table and the table above from the amounts reported in last year’s proxy statement to correct an inadvertent scrivener’s error.

(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(c)
Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year. The grant date fair value of the June 2023 PSUs was determined based on the performance condition to which the June 2023 PSUs are subject considered improbable to be met; however, in 2024, the fair value of the June 2023 PSUs was determined based on the performance condition to which the June 2023 PSUs are subject considered probable to be met at the threshold level of performance.

(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.
(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: ACTG) from December 31, 2021 through December 31 of each covered fiscal year 2022, 2023 and 2024 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2021, and (b) the share price on December 31, 2021.

(5)	Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.
Relationship Between Compensation Actually Paid and Cumulative TSR

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2024:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units(#)	(b) Weighted- average exercise price of outstanding options, warrants and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (#) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2016 Acacia Research Stock Incentive Plan(2)	2,850,859	4.16	—
2024 Acacia Research Stock Incentive Plan(3)	138,726	—	12,428,239
Subtotal	2,989,585	4.18	12,428,239
____________________

(1)
The initial share reserve under the 2016 Stock Incentive Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the Acacia Research Corporation 2013 Stock Incentive Plan plus 5,500,000 shares of common stock added to the 2016 Stock Incentive Plan through stockholder approval of a proposal in our 2022 Proxy Statement. In May 2024, 1,421,848 shares of common stock available for issuance under the 2016 Stock Incentive Plan were cancelled and reserved for issuance under the 2024 Stock Incentive Plan. The amounts in column (a) reflect 1,001,520 shares of common stock to be issued upon exercise of outstanding options and 1,988,065 shares of common stock to be issued upon settlement of restricted stock units and performance-based restricted stock units assuming target performance. The weighted average exercise prices relate solely to outstanding options and does not take into account the restricted stock units and performance-based restricted stock units, which, by their nature, do not have an exercise price. Assuming the performance-based restricted stock units are earned at the maximum level of performance, an additional 826,594 shares of common stock would be issued.

(2)	The initial share reserve under the 2024 Stock Incentive Plan was 11,168,000 shares plus 1,421,848 shares of common stock available for issuance under the 2016 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

We adopted a formal policy that sets forth the manner in which the Company will consider, evaluate and where appropriate, conduct transactions with related parties. The policy applies to each director and officer of the Company, any nominee for election as a director of the Company, any security holder known to us to beneficially own more than 5% of the Company’s voting securities and any immediate family member of the foregoing(each, a “Related Party”) as well as any entity that employs a Related Party, is controlled by a Related Party or in which a Related Party has a material ownership or financial interest. For purposes of the policy, a related party transaction means a transaction (including any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness)), or series of related transactions, or any material amendment to any such transaction, in which a Related Party has or will have a direct or indirect material interest (as such term is used in Item 404 of Regulation S-K of the Exchange Act) and in which the Company or any of its subsidiaries is a participant.The policy generally requires that the Audit Committee review all related party transactions and approve such transactions in advance.

We also have adopted a Corporate Code of Conduct for Employees, Officers and Directors which applies to all of our employees, officers, and directors and a separate Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The Corporate Code of Conduct for Employees, Officers and Directors requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or the Audit Committee and approved by the Board. The Corporate Code of Conduct for Employees, Officers and Directors requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel. Such transactions are generally prohibited unless approved by the Board.

Press Separation Agreement. On September 19, 2023, the Company together with ARG amicably settled with Clifford Press, former President and Chief Executive Officer of the Company, all claims, including counterclaims filed by Mr. Press, in connection with the arbitration demand previously filed by the Company against Mr. Press. As part of the settlement, and, in exchange for, among other things, a release of claims by Mr. Press in favor of the Company and agreements by Mr. Press related to non-interference and cooperation, the Company paid to Mr. Press a total of $770,000 along with reimbursement of certain counsel fees and expenses in the amount of $480,000.

Relationship with Starboard Value, LP. Our strategic relationship with Starboard, the Company's controlling shareholder, provides us access to industry expertise, and operating partners and industry experts to evaluate potential acquisition opportunities and enhance the oversight and value creation of such businesses once acquired. Starboard has provided, and we expect will continue to provide, ready access to its extensive network of industry executives and, as part of our relationship, Starboard has assisted, and we expect will continue to assist, with sourcing and evaluating appropriate acquisition opportunities.

Recapitalization Agreement and Related Transactions. On October 30, 2022, the Company entered into the Recapitalization Agreement pursuant to which, among other things, the Company and Starboard agreed to enter into a series of transactions (the “Recapitalization”) to restructure Starboard’s investments in the Company in order to simplify the Company’s capital structure.

Within five business days following the date of the Recapitalization Agreement, Starboard exercised all of the Series A Warrants of the Company for cash, and the Company issued to Starboard 5,000,000 shares of common stock in accordance with the terms of the Series A Warrants in consideration of Starboard’s payment of a cash exercise price of $9.3 million, which amount represented a reduction in the exercise price to account for a negotiated settlement by the parties to account for the forgone time value of money of the Series A Warrants.

The Company launched a rights offering on February 14, 2023 whereby stockholders of the Company received rights to purchase an aggregate of 9,618,639 shares of common stock at a price of $5.25 per share (the “Rights Offering”). In connection with the Rights Offering, the Company agreed to provide Starboard with rights to purchase 28,647,259 shares of common stock and Starboard committed to purchase a minimum of 15,000,000 shares of common stock (the “Private Rights Offering”). The Rights Offering closed on March 1, 2023 and an aggregate of 15,068,753 shares were sold in connection with the Rights Offering and concurrent Private Rights Offering, including 15,000,000 shares acquired by Starboard for $78.8 million.

Under the Recapitalization Agreement, the Company and Starboard agreed to take certain actions related to the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Redeemable Convertible Preferred Stock”) in connection with the Recapitalization, including submitting a proposal for stockholder approval to remove the “4.89% blocker” provision contained in the Company's Amended and Restated Certificate of Designations (the “Amendment to the Amended and Restated Certificate of Designations”). The Company’s stockholders approved the Amendment to the Amended and Restated Certificate of Designations at the Company’s annual meeting of stockholders held on May 16, 2023, which became effective on June 30, 2023.

Subsequently, and in accordance with the terms contained in the Second Amended and Restated Certificate of Designations and the Recapitalization Agreement, on July 13, 2023, Starboard converted an aggregate amount of 350,000 shares of Series A Convertible Preferred Stock into 9,616,746 shares of common stock, which included 27,704 shares of common stock issued in respect of accrued and unpaid dividends (the “Preferred Stock Conversion”). Further to the terms of the Recapitalization Agreement and in accordance with the terms of the Company’s Series B Warrants (the “Series B Warrants”), on July 13, 2023, Starboard also exercised 31,506,849 of the Series B Warrants through a combination of a “Note Cancellation” and a “Limited Cash Exercise” (each as defined in the Series B Warrants), resulting in the receipt by Starboard of 31,506,849 shares of common stock (the “Series B Warrants Exercise” and, together with the Preferred Stock Conversion, the “Recapitalization Transactions”), the cancellation of $60.0 million aggregate principal amount of the Company’s senior secured notes held by Starboard (the “Senior Secured Notes”) and the receipt by the Company of aggregate gross proceeds of approximately $55.0 million, which Starboard paid using working capital. Following completion of the transactions contemplated by the Recapitalization Agreement, no Series A Warrants, shares of Series A Redeemable Convertible Preferred Stock, Series B Warrants, nor any Senior Secured Notes remain outstanding.

Under the Recapitalization Agreement, the parties agreed that for the Applicable Period, the Board will include at least two directors that are independent of, and not affiliates (as defined in Rule 144 under the Exchange Act) of Starboard. For additional information concerning Starboard’s contractual rights to designate director nominees, please see the section of this Proxy Statement entitled “Proposal No. 1 - To Elect Seven Directors to Serve on Our Board of Directors Until the 2026 Annual Meeting of Stockholders or Until Their Respective Successors Are Duly Elected and Qualified - Contractual Rights of Starboard to Designate Nominees.”

The Recapitalization Agreement includes a “fair price” provision requiring, in addition to any other stockholder vote required by the Company’s Certificate of Incorporation or Delaware law, the affirmative vote of the holders of a majority of the outstanding voting stock held by stockholders of the Company other than Starboard and its affiliates, by or with whom or on whose behalf, directly or indirectly, a business combination is proposed, in order to approve such a business combination; provided, that the additional majority voting requirement would not be applicable if either (x) the business combination is approved by the Board by the affirmative vote of at least a majority of the directors who are unaffiliated with Starboard or (y) (i) the consideration to be received by stockholders other than Starboard and its affiliates meets certain minimum price conditions, and (ii) the consideration to be received by stockholders other than Starboard and its affiliates is of the same form and kind as the consideration paid by Starboard and its affiliates.

Registration Rights Agreement. On February 14, 2023, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of Starboard (together with Starboard, the “Starboard Parties”), as contemplated by the Recapitalization Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the shares of the Company’s common stock issuable or issued to the Starboard Parties pursuant to or in accordance with Section 1.1 of the Recapitalization Agreement, including the shares issued to the Starboard Parties in the Private Rights Offering within 90 days after a written request made prior to the first anniversary of the Closing Date (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides the Starboard Parties with additional rights to require that the Company file a registration statement in other circumstances. The Registration Rights Agreement includes other customary terms. The Company has agreed to pay certain expenses relating to such registrations, reimburse the Starboard Parties for legal fees of up to $25,000 for each registration and indemnify the Starboard Parties against certain liabilities.

Services Agreement. On December 12, 2023, the Company entered into a Services Agreement with Starboard (the “Services Agreement”), pursuant to which, upon the Company’s request, Starboard will provide to the Company certain trade execution, research, due diligence and other services. Starboard has agreed to provide the services on an expense reimbursement basis and no separate fee will be charged by Starboard for the services. Pursuant to the Services Agreement, the Company has agreed that Starboard (and certain of its affiliates) will not be liable to the Company for acts or omissions relating to the Services Agreement in the absence of bad faith, fraud, willful misconduct or gross negligence. The Company will also indemnify and advance expenses to Starboard (and certain of its affiliates) against any loss, cost or expense relating to third party claims in connection with the services or the Services Agreement. The Services Agreement provides (i) that certain work product developed by each of the Company and Starboard will be owned by the party that produced such work product and (ii) for mutual confidentiality obligations between the Company and Starboard for information disclosed pursuant to the Services Agreement. Either the Company or Starboard may terminate the Services Agreement at any time upon thirty days’ written notice. The Audit Committee, consisting entirely of disinterested directors who are independent of Starboard, reviewed, directed the negotiation of the material terms of, and ultimately approved the Services Agreement prior to the Company’s execution thereof. The Audit Committee received, reviewed, and considered a number of factors prior to such approval, including, but not limited to, (i) the business purpose of the Services Agreement, (ii) whether comparable terms of the Services Agreement would be available to the Company in a transaction with an unrelated party and (iii) the benefits of the Services Agreement to the Company’s business and operations. During the year ended December 31, 2023 and 2024 the Company reimbursed Starboard $216,000 and $476,000, respectively, under the Services Agreement.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Legal Proceedings with Directors and Executive Officers

There are no legal proceedings related to any of the directors, director nominees or executive officers which require disclosure pursuant to applicable SEC rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2024, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a).

Form 10-K

On March 17, 2025, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2024. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, NY 10017.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Stockholder Proposals for the 2026 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder proposal must be delivered in writing to our Corporate Secretary and received at our principal executive offices at 767 Third Avenue, 6th Floor, New York, NY 10017 no later than December 9, 2025, in order to be considered for inclusion in our Proxy Statement relating to the 2026 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

Pursuant to our Bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, submitted for consideration at the 2026 Annual Meeting but not submitted for inclusion in our Proxy Statement relating to the 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be delivered to our Corporate Secretary in writing at 767 Third Avenue, 6th Floor, New York, NY 10017 not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the 2025 Annual Meeting, after which a proposal is untimely. As a result, any stockholder proposal submitted pursuant to the provisions of our Bylaws (other than pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than January 15, 2026 nor later than February 14, 2026. However, in the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by us. A stockholder notice to our Corporate Secretary of a proposal or nomination must include the specified information required by our Bylaws. In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 of the Exchange Act.

April 8, 2025	By Order of the Board of Directors,

/s/ Jennifer Graff
Jennifer Graff
Secretary

FOURTH ~~THIRD~~ AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ACACIA RESEARCH CORPORATION
Acacia Research Corporation, a corporation organized and existing under the laws of the State of Delaware (the Corporation), certifies that:
A.    The name of the Corporation is Acacia Research Corporation. The Corporations original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 8, 1999.
B.    This Fourth ~~Third~~ Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restated, integrates, and further amends the provisions of the Corporations Certificate of Incorporation.
C.    The text of the Third Amended and Restated Certificate of Incorporation is amended and restated to read as set forth in EXHIBIT A attached hereto.
IN WITNESS WHEREOF, Acacia Research Corporation has caused this Fourth ~~Third~~ Amended and Restated Certificate of Incorporation to be signed by Jennifer Graff, a duly authorized officer of the Corporation, on [●], 2025 ~~May 18, 2022~~.

Jennifer Graff
Secretary

EXHIBIT A
ARTICLE I
NAME
The name of the corporation is Acacia Research Corporation (the “Corporation”).
ARTICLE II
ADDRESS OF REGISTERED OFFICE;
NAME OF REGISTERED AGENT
The address of the registered office of the Corporation in the State of Delaware 838 ~~38~~ Walker Road, Suite 21-2, Dover, Delaware 19904 and in the County of Kent~~, Delaware~~. The name of its registered agent at such address is Registered Agent Solutions, Inc.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
SECTION 1.    AUTHORIZATION. The aggregate number of shares of stock which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) shares, of which three hundred million (300,000,000) shares shall be shares of common stock having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares shall be shares of preferred stock having a par value of $0.001 per share (the “Preferred Stock”) and issuable in one or more series as hereinafter provided.
SECTION 2.    COMMON STOCK. The voting powers, preferences and relative, participating, optional or other special rights of the Common Stock, and the qualifications and restrictions thereon, shall be as follows in this Section 2.
2.1    Dividends. Subject to the rights, preferences, privileges, restrictions and other matters pertaining to the Preferred Stock that may at that time be outstanding, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors.
2.2    Voting Rights. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation.

2.3    Liquidation Rights. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall, alone, be deemed a liquidation or winding up of the Corporation or cause the dissolution of the Corporation, for purposes of this Section 2.3.
SECTION 3.    PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series, each with such distinctive designation as may be stated in this Fourth ~~Third~~ Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) or in any amendment hereto, or in a resolution or resolutions providing for the issue of such stock from time to time adopted by the Board of Directors or a duly authorized committee thereof. The resolution or resolutions providing for the issue of shares of a particular series shall fix, subject to applicable laws and the provisions of this ~~the~~ Certificate of Incorporation, for each such series the number of shares constituting such series and the designation and the voting powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by the Board of Directors or a duly authorized committee thereof under the DGCL.
ARTICLE V
BOARD OF DIRECTORS
SECTION 1.    NUMBER OF DIRECTORS AND THEIR ELECTION. The number of directors of the Corporation shall be fixed from time to time by a by-law of the Corporation or amendment thereof duly adopted by the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of ARTICLE V of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be determined by the Board of Directors in accordance with the By-laws of the Corporation. Election of directors need not be by written ballot, unless so provided in the By-laws of the Corporation.
SECTION 2.    POWERS OF THE BOARD OF DIRECTORS. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that the affirmative vote of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Corporation.
SECTION 3.    TERM. The directors, other than those who may be elected by the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any
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resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be elected by stockholders at each annual meeting of stockholders to hold office for a term expiring at the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
SECTION 4.    VACANCIES. Any newly-created directorship resulting from an increase in the authorized number of directors or any vacancies in the Board of Directors occurring by reason of death, resignation, retirement, disqualification or removal may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. A director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term expiring at the next annual meeting of the stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
ARTICLE VI
STOCKHOLDER ACTIONS
SECTION 1.    MEETINGS AND RECORDS. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws of the Corporation may provide. The books of the Corporations may be kept (subject to the DGCL) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.
SECTION 2.    SPECIAL MEETINGS. Special meetings of stockholders may be called at any time by the Board of Directors or by the Chairman of the Board of Directors, or the President, or the Secretary of the Corporation upon the written request of one or more stockholders of record of the Corporation that hold at least twenty-five percent (25%) in voting power of the outstanding shares of stock of the Company and who have delivered such requests in accordance with and subject to the procedures and conditions and any other provisions set forth in the By-laws of the Corporation (as amended from time to time), including any limitations set forth in the By-laws of the Corporation on the ability to make such a request for such a special meeting.
SECTION 3.    WRITTEN CONSENTS. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
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ARTICLE VII
LIMITATION ON LIABILITY OF DIRECTORS
No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, including without limitation for serving on a committee of the Board of Directors, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. If the DGCL is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, repeal or modification of this ARTICLE VII shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.
ARTICLE VIII
INDEMNIFICATION
SECTION 1.    The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person, his or her testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation. No amendment, repeal or modification of this ARTICLE VIII by the stockholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this ARTICLE VIII at the time of such amendment, repeal or modification.
ARTICLE IX
AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation hereby reserves the right from time to time to amend, alter, change or repeal any provision contained in this ~~the~~ Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences, and privileges of whatsoever nature conferred upon the stockholders, directors or any other persons whomsoever by or pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this ARTICLE IX.
ARTICLE X
SECTION 1.    DEFINITIONS.
As used in this ARTICLE X, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
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(a) “4.899-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this ARTICLE X.
(b) “4.899-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.899-percent” and “five percent” with “4.899 percent,” where applicable.
(c) “Agent” has the meaning set forth in Section 5 of this ARTICLE X.
(d) “Code” means the United States Internal Revenue Code of 1986, as amended. For the avoidance of doubt, Code also includes “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018,” (PL 115-97).
(e) “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
(f) “Effective Date” means the date of filing of this Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.
(g) “Excess Securities” has the meaning set forth in Section 4 of this ARTICLE X.
(h) “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this ARTICLE X is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, and (iv) such date as the Board of Directors shall fix in accordance with Section 12 of this ARTICLE X.
(i) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.
(j) “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
(k) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
(l) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this ARTICLE X.
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(m) “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
(n) “Purported Transferee” has the meaning set forth in Section 4 of this ARTICLE X.
(o) “Remedial Holder” has the meaning set forth in Section 7 of this ARTICLE X.
(p) “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
(q) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.
(r) “Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
(s) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
(t) “Transferee” means any Person to whom Corporation Securities are Transferred.
(u) “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.
SECTION 2. TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.899-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.899-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not
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preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this ARTICLE X in respect of such transaction.
SECTION 3. EXCEPTIONS.
(a) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T (j) (3) (i)) shall be permitted.
(b) The restrictions set forth in Section 2 of this ARTICLE X shall not apply to an attempted Transfer that is a 4.899-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this ARTICLE X, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE X through duly authorized officers or agents of the Corporation. Nothing in this Section 3 of this ARTICLE X shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
SECTION 4. EXCESS SECURITIES.
(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this ARTICLE X or until an approval is obtained under Section 3 of this ARTICLE X. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this ARTICLE X shall also be a Prohibited Transfer.
(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the
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Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this ARTICLE X, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this ARTICLE X as a condition to registering any transfer.
SECTION 5. TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this ARTICLE X if the Agent rather than the Purported Transferee had resold the Excess Securities.
SECTION 6. APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this ARTICLE X. In no event shall the proceeds of
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any sale of Excess Securities pursuant to this Section 6 of this ARTICLE X inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.
SECTION 7. MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of Delaware law but that would cause a 4.899-percent Stockholder to violate a restriction on Transfers provided for in this ARTICLE X, the application of Sections 5 and 6 of this ARTICLE X shall be modified as described in this Section 7 of this ARTICLE X. In such case, no such 4.899-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.899-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.899-percent Stockholder (such 4.899-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.899-percent Stockholder, following such disposition, not to be in violation of this ARTICLE X. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this ARTICLE X, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.899-percent Stockholder or such other Person. The purpose of this Section 7 of this ARTICLE X is to extend the restrictions in Sections 2 and 5 of this ARTICLE X to situations in which there is a 4.899-percent Transaction without a direct Transfer of Corporation Securities, and this Section 7 of this ARTICLE X, along with the other provisions of this ARTICLE X, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
SECTION 8. LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 5 of this ARTICLE X (whether or not made within the time specified in Section 5 of this ARTICLE X), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this ARTICLE X shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this ARTICLE X being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 5 of this ARTICLE X to constitute a waiver or loss of any right of the Corporation under this ARTICLE X. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this ARTICLE X.
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SECTION 9. LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this ARTICLE X who knowingly violates the provisions of this ARTICLE X and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
SECTION 10. OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this ARTICLE X or the status of the Tax Benefits of the Corporation.
SECTION 11. LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this ARTICLE X bear the following legend:
“THE CERTIFICATE OF INCORPORATION OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF Section 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.899-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.899-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
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The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this ARTICLE X also bear a conspicuous legend referencing the applicable restrictions.
SECTION 12. AUTHORITY OF BOARD OF DIRECTORS.
(a) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this ARTICLE X, including, without limitation, (1) the identification of 4.899-percent Stockholders, (2) whether a Transfer is a 4.899-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.899-percent Stockholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this ARTICLE X, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this ARTICLE X. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this ARTICLE X for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this ARTICLE X.
(b) Nothing contained in this ARTICLE X shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this ARTICLE X, (3) modify the definitions of any terms set forth in this ARTICLE X or (4) modify the terms of this ARTICLE X as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
(c) In the case of an ambiguity in the application of any of the provisions of this ARTICLE X, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this ARTICLE X requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this ARTICLE X. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive
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and binding on the Corporation, the Agent, and all other parties for all other purposes of this ARTICLE X. The Board of Directors may delegate all or any portion of its duties and powers under this ARTICLE X to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE X through duly authorized officers or agents of the Corporation. Nothing in this ARTICLE X shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.
SECTION 13. RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this ARTICLE X. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
SECTION 14. BENEFITS OF THIS ARTICLE X. Nothing in this ARTICLE X shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this ARTICLE X. This ARTICLE X shall be for the sole and exclusive benefit of the Corporation and the Agent.
SECTION 15. SEVERABILITY. The purpose of this ARTICLE X is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this ARTICLE X or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE X.
SECTION 16. WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this ARTICLE X, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
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ACACIA RESEARCH CORPORATION
Annual Meeting of Stockholders
May 15, 2025 11:30 a.m., Eastern Time
This Proxy is solicited by the Board of Directors of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Jennifer Graff, Robert Rasamny and Jason Soncini or any of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation to be held live via webcast at www.virtualshareholdermeeting.com/ACTG2025 on May 15, 2025 at 11:30 a.m., Eastern Time, or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4. IN THE EVENT THAT ANY OF THE DIRECTOR NOMINEES NAMED HEREIN BECOMES UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDERS WILL VOTE FOR SUCH OTHER NOMINEES AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS.

Continued and to be signed on reverse side

0000670854_2 R1.0.0.2

ACACIA RESEARCH CORPORATION
ATTN: JENNIFER GRAFF
767 THIRD AVENUE, 6TH FLOOR
NEW YORK, NY 10017

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACTG2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 14, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Gavin Molinelli	☐	☐	☐
1b. Michelle Felman	☐	☐	☐
1c. Isaac T. Kohlberg	☐	☐	☐
1d. Martin D. McNulty, Jr.	☐	☐	☐
1e. Maureen O'Connell	☐	☐	☐
1f. Goeff Ribar	☐	☐	☐
1g. Ajay Sundar	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000670854_1 R1.0.0.2